UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi–Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

GROWTH EQUITY FUNDS	Semiannual Report February 28, 2006

Long-term capital growth potential from a diversified portfolio of equity investments.

Asset Management

Goldman Sachs Growth Equity Funds

■ GOLDMAN SACHS CAPITAL GROWTH FUND

■ GOLDMAN SACHS STRATEGIC GROWTH FUND

■ GOLDMAN SACHS CONCENTRATED GROWTH FUND

■ GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

■ GOLDMAN SACHS SMALL/ MID CAP GROWTH FUND

The Capital Growth Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

The Strategic Growth Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

The Concentrated Growth Fund invests primarily in U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.

The Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid-cap companies. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Goldman Sachs Small/Mid Cap Growth Fund invests in equity investments with a primary focus on small- and mid-cap companies. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS GROWTH EQUITY FUNDS

What Differentiates Goldman Sachs’
Growth Investment Process?

For over 25 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

Make decisions as long-term business owners rather than as stock traders Perform in-depth, fundamental research Focus on long-term structural and competitive advantages	Result
Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■  Established brand names
■  Dominant market shares
■  Pricing power
■  Recurring revenue streams
■  Free cash flow
■  Long product life cycles
■  Favorable long-term growth prospects
■ Excellent management	Result Investment in businesses that we believe are strategically positioned for consistent long-term growth

■ Perform rigorous valuation analysis of every potential investment

■ Use valuation tools and analytics to ensure that the high quality business franchises we have identified also represent sound investments	Result Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of high quality growth businesses fluctuate over time

PORTFOLIO RESULTS

Capital Growth Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Capital Growth Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 6.35%, 5.90%, 5.97%, 6.57% and 6.29%, respectively. These returns compare to the 5.10% cumulative total returns of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during the six-month period. This was largely the result of stock selection in the Energy sector and strength in the Producer Goods & Services and Finance sectors. Conversely, weakness in the Fund was due, in part, to select Health Care and Consumer Discretionary holdings.

During the six-month period, the Energy sector was a significant contributor to performance. Examples of strong Fund performers included Schlumberger Ltd., Baker Hughes, Inc., and Suncor Energy, Inc. Schlumberger declared a 2-for-1 stock split and increased its dividend by nearly 20% during the period. In addition to this shareholder-friendly action, the company reported full-year earnings results that surpassed consensus expectations. Similarly, Baker Hughes benefited from the industry’s increased efforts to find hydrocarbons, as well as several analyst upgrades. Oil sands company Suncor Energy finished 2005 strongly, as output increased and its profits doubled during the fourth quarter. Oil sands companies are characterized as non-conventional oil companies since they primarily mine tar sands to obtain oil versus conventional oil companies that use a traditional well-based method. Until recently, removing oil from tar sands was not believed to be a profitable venture, but we believe that has changed over the past few years with the development of lower-cost extraction methods, combined with higher oil prices. In the beginning of 2006, the company’s output was cut in half by a fire, but it recovered quickly.

Toward the middle of February 2006, Financial Services company, The Charles Schwab Corp. rallied as assets under management increased 17% over the past year to $1.2 trillion — a record for the firm. In addition to the assets under management, which drive the bulk of its revenue, Schwab’s trading business grew 62% over the past year. While an increase in the daily average revenue trades is a net positive, we are more heartened by the growth in the asset base, which serves as a strong recurring revenue stream for the company.

Freddie Mac rallied during the period as it announced a $2 billion stock buyback plan. We believe this indicates that Freddie is focused on strengthening its business. Freddie Mac currently holds an additional $4.8 billion in excess capital above the imposed capital surcharge.

PORTFOLIO RESULTS

While Amgen, Inc. announced a 19% rise in fourth quarter earnings over the previous year, the results fell just short of consensus estimates and the stock sold off toward the end of January 2006. Amgen’s core franchise, in which it has dominant market share, is a drug that treats anemia caused by complications of both kidney disease and chemotherapy. A lingering competitive threat in the chemotherapy market has been Roche’s CERA drug. The Food and Drug Administration recently requested that Roche delay its drug launch for another two years so testing can be conducted to address possible safety concerns. There have been lingering concerns that CERA represents a threat to Amgen’s products.

Towards the end of 2005, Stryker Corp.’s quarterly earnings report was disappointing, driving its stock down. An analyst downgrade also contributed to the weakness, as did concerns about pricing pressure from hospitals in Stryker’s orthopedic implant business. While this weighed on its stock, we believe the company is diversified and well equipped to produce strong growth in the current environment. In addition to orthopedic implants, which represent approximately 60% of Stryker’s revenues, its business is diversified by its MedSurg Products division, which represents about one third of sales and includes operating room equipment, endoscopy, medical beds, and stretchers.

Cendant Corp. announced plans to break up the company into four parts and downwardly revised its earnings guidance for both the fourth quarter of 2005 and 2006, citing weakness in its travel area. Its stock fell sharply on the news. In terms of the restructuring, we think that it is to Cendant’s advantage to break up the company, as we believe that the conglomerate strategy has been a factor in Cendant’s lagging stock price.

  Portfolio Composition

The Fund invests primarily in large-capitalization U.S. equity investments. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

PORTFOLIO RESULTS

  Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced results, including the following:

■	The McGraw-Hill Cos., Inc. and Moody’s Corp. — The Fund’s ratings agencies, McGraw-Hill, which owns Standard & Poor’s (S&P), and Moody’s performed well during the period. These businesses meet our investment criteria as they operate in an industry environment that can be characterized as quasi-monopolistic or a “partnership-monopoly.” This is because most issuers tend to have at least two ratings, one from each agency. As a result, S&P and Moody’s rate approximately 90% of the debt issuance in the U.S. We believe their growth is supported by favorable secular trends such as the globalization of capitalism, deregulation and financial innovation.

■	First Data Corp. — First Data’s shares rose as the company announced that it would be spinning off its Western Union business. This is a strategic move that we believe will allow the company to shift its focus towards the credit and debit card- processing business, which has had lackluster performance. First Data’s stock hit a 52-week high on the heels of this announcement. We believe that the decision to spin off Western Union is a good opportunity for First Data to turn around its card and merchant divisions.

■	QUALCOMM, Inc. — Shares of QUALCOMM rose as a result of an increase in earnings. During the company’s fiscal first quarter, earnings were driven by strong sales of both low-cost cell phones in emerging markets, and high-end handsets in developed nations, both of which use the company’s CDMA (code division multiple access) technology.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, March 17, 2006

FUND BASICS

Capital Growth Fund

as of February 28, 2006

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2005–February 28, 2006	(based on NAV)[1]	Growth Index[2]

Class A	6.35%	5.10%
Class B	5.90	5.10
Class C	5.97	5.10
Institutional	6.57	5.10
Service	6.29	5.10

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	-3.28%	-3.72%	7.88%		10.31%		4/20/90
Class B	-3.40	-3.73	n/a		7.15		5/1/96
Class C	0.60	-3.35	n/a		3.94		8/15/97
Institutional	2.78	-2.23	n/a		5.11		8/15/97
Service	2.25	-2.71	8.40	[4]	10.64	[4]	4/20/90

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Capital Growth Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/06[5]

Holding	% of Net Assets	Line of Business

Freddie Mac	4.6%	Specialty Finance
Microsoft Corp.	4.4	Computer Software
Schlumberger Ltd.	3.4	Oil Well Services & Equipment
First Data Corp.	3.3	Computer Services
The McGraw-Hill Cos., Inc.	3.2	Commercial Services
QUALCOMM, Inc.	3.0	Semiconductors
PepsiCo, Inc.	2.7	Beverages
Cisco Systems, Inc.	2.6	Networking/Telecommunications Equipment
Suncor Energy, Inc.	2.6	Oil & Gas
Lowe’s Companies, Inc.	2.5	Retailing

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/06[6]

Percentage of Portfolio

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

PORTFOLIO RESULTS

Strategic Growth Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Strategic Growth Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 6.06%, 5.75%, 5.74%, 6.36% and 6.27%, respectively. These returns compare to the 5.10% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

The Fund generated positive returns and outperformed its benchmark over the period. During the six-month period, Fund holdings in the Energy sector, including Schlumberger Ltd. and Suncor Energy, Inc. contributed to performance. Schlumberger declared a 2-for-1 stock split and increased its dividend by nearly 20% during the period. In addition to this shareholder-friendly action, the company reported full-year earnings results that surpassed consensus expectations. Oil sands company Suncor Energy finished 2005 strongly, as output increased and its profits doubled during the fourth quarter. Oil sands companies are characterized as non-conventional oil companies since they primarily mine tar sands to obtain oil versus conventional oil companies that use a traditional well-based method. Until recently, removing oil from tar sands was not believed to be a profitable venture, but we believe that has changed over the past few years with the development of lower-cost extraction methods, combined with higher oil prices. In the beginning of 2006, the company’s output was cut in half by a fire, but it recovered quickly.

Also contributing to returns were wireless tower companies Crown Castle International Corp. and American Tower Corp. Crown Castle was up on the heels of an analyst upgrade. American Tower finalized its acquisition of SpectraSite and reported higher revenues. Although the company reported a quarterly profit loss, this was due to the non-cash depreciation expense inherent in owning and acquiring wireless towers. This benefits the company by reducing its current taxes and building in tremendous operating leverage for future growth, as capital expenditures are largely fixed. In addition, the company recently paid down debt—a result of the free cash flow that American Tower regularly generates on its balance sheet. The intrinsic value of these businesses has continued to grow as demand for wireless communication increases. Expanding services include streaming media content delivered at broadband speeds.

Cendant Corp. announced plans to break up the company into four parts and downwardly revised its earnings guidance for the fourth quarter of 2005 and 2006, citing weakness in its travel area. Its stock fell sharply on the news. In terms of the restructuring, we think that it is to Cendant’s advantage to break up the company, as we believe that the conglomerate strategy has been a factor in Cendant’s lagging stock price. While we believe that Cendant’s spin-offs have the potential to grow, we took the more conservative approach and exited the position. In addition, the ensuing mid- to small-cap companies from Cendant’s breakup would not be appropriate for Strategic Growth’s large-cap growth focus.

PORTFOLIO RESULTS

  Portfolio Composition

The Fund invests primarily in large-cap growth stocks. More specifically, we seek businesses with dominant market share, established brand name, pricing power, recurring revenue stream and free cash flow. Additionally, we seek companies with high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio.

  Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced results, including the following:

■	QUALCOMM, Inc. — Shares of QUALCOMM rose as a result of an increase in earnings. During the company’s fiscal first quarter, earnings were driven by strong sales of both low-cost cell phones in emerging markets, and high-end handsets in developed nations, both of which use the company’s CDMA (code division multiple access) technology.

■	The Charles Schwab Corp. — Toward the middle of February 2006, Financial Services company Charles Schwab rallied as assets under management increased 17% over the past year to $1.2 trillion— a record for the firm. In addition to the assets under management, which drives the bulk of its revenue, Schwab’s trading business grew 62% over the past year. While an increase in the daily average revenue trades is a net positive, we are more heartened by the growth in the asset base, which serves as a strong recurring revenue stream for the company.

■	First Data Corp. — First Data’s shares rose as the company announced that it would be spinning off its Western Union business. This is a strategic move that we believe will allow the company to shift its focus towards the credit and debit card- processing business, which has had lackluster performance. First Data’s stock hit a 52-week high on the heels of this announcement. We believe that the decision to spin off Western Union is a good opportunity for First Data to turn around its card and merchant divisions.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Team

New York, March 17, 2006

FUND BASICS

Strategic Growth Fund

as of February 28, 2006

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2005–February 28, 2006	(based on NAV)[1]	Growth Index[2]

Class A	6.06%	5.10%
Class B	5.75	5.10
Class C	5.74	5.10
Institutional	6.36	5.10
Service	6.27	5.10

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Since Inception	Inception Date

Class A	-4.06%	-5.22%	-2.42%	5/24/99
Class B	-4.18	-5.23	-2.32	5/24/99
Class C	-0.29	-4.84	-2.30	5/24/99
Institutional	1.87	-3.76	-1.20	5/24/99
Service	1.58	-4.09	-1.54	5/24/99

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/06[4]

Holding	% of Net Assets	Line of Business

Freddie Mac	5.3%	Specialty Finance
Schlumberger Ltd.	4.8	Oil Well Services & Equipment
First Data Corp.	4.1	Computer Services
Microsoft Corp.	4.0	Computer Software
The McGraw-Hill Companies, Inc.	3.9	Commercial Services
QUALCOMM, Inc.	3.6	Semiconductors
PepsiCo, Inc.	3.0	Beverages
Lowe’s Companies, Inc.	3.0	Retailing
Univision Communications, Inc.	2.9	Broadcasting & Cable/Satellite TV
Suncor Energy, Inc.	2.8	Oil & Gas

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/06[5]

Percentage of Portfolio

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

PORTFOLIO RESULTS

Concentrated Growth Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Concentrated Growth Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 7.46%, 7.06%, 7.08%, 7.70% and 7.47%, respectively. These returns compare to the 5.10% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

During the reporting period, the Fund generated positive returns and outperformed its benchmark. During the six-month period, the Energy sector was a significant contributor to performance. Examples of strong Fund performers included Schlumberger Ltd., Baker Hughes, Inc., and Suncor Energy, Inc. Schlumberger declared a 2-for-1 stock split and increased its dividend by nearly 20% during the period. In addition to this shareholder-friendly action, the company reported full-year earnings results that surpassed consensus expectations. Similarly, Baker Hughes benefited from the industry’s increased efforts to find hydrocarbons, as well as several analyst upgrades. Oil sands company Suncor Energy finished 2005 strongly as output increased and its profits doubled during the fourth quarter. Oil sands companies are characterized as non-conventional oil companies since they primarily mine tar sands to obtain oil versus conventional oil companies that use a traditional well-based method. Until recently, removing oil from tar sands was not believed to be a profitable venture, but we believe that has changed over the past few years with the development of lower-cost extraction methods, combined with higher oil prices. In the beginning of 2006, the company’s output was cut in half by a fire, but it recovered quickly.

Within the Consumer Discretionary sector, Lowe’s Companies, Inc. aided performance as positive fiscal fourth quarter earnings were released. Sales accelerated through January 2006 as mild winter weather allowed contractors and homebuilders to continue working on projects. Strong sales boosted net income and contributed to a 37% rise in its fiscal fourth-quarter profit.

During the period, it was announced that Univision Communications, Inc. was considering a possible sale of the company and the stock reacted positively. We believe the 74-year-old CEO, Jerry Perenchio, is looking at a sale for estate-planning purposes. The company will soon cover the 2006 World Cup and the network will be included in the Nielsen television ratings. We particularly like the company for its dominance in the Hispanic television and radio broadcasting market as it continues to capitalize on the explosive growth of the Hispanic population in the U.S. Univision has gained ground in the coveted 18-34 age segment and higher ratings have enabled it to capture advertising dollars from competitors.

Cendant Corp. announced plans to break up the company into four parts and downwardly revised its earnings guidance for the fourth quarter of 2005 and 2006, citing weakness in its travel area. Its stock fell sharply on the news. In terms of the restructuring, we think that it is to Cendant’s advantage to break up the company, as we believe that the conglomerate strategy has been a factor in Cendant’s lagging stock price.

PORTFOLIO RESULTS

  Portfolio Composition

The Fund typically holds 30-40 high quality growth companies and tends to be more concentrated in individual holdings, industries, and sectors than the typical broadly diversified large-cap growth fund.

  Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced results, including the following:

■	Google, Inc. — Within the Technology sector, the strong performance of Google benefited the portfolio. Google reported strong results in a “seasonally slow” third quarter as the company continued to benefit from an increasing amount of money spent on online advertising. Although a high growth company like Google is likely to have risks/concerns, we believe that these risks are reflected in current valuations and we have managed the position size accordingly. In an effort to manage the position size we held at the beginning of this year, we trimmed at $450 per share in mid-January and then again at $427 per share at the end of January. Then, on a recent dip in valuation, we took advantage of the opportunity to add back to the position.

■	Freddie Mac — Freddie Mac rallied during the reporting period as it announced a $2 billion stock buyback plan. We believe this indicates that Freddie Mac is focused on strengthening its business. Freddie Mac currently holds an additional $4.8 billion in excess capital above the imposed capital surcharge.

■	Harrah’s Entertainment, Inc. — During the period, Harrah’s Entertainment contributed to returns. The company announced strong third-quarter earnings results, specifically from property Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA). EBITDA is a commonly used earnings metric in the gaming industry due to the property-intensive nature of the business. In addition, Harrah’s sales growth was strong and the company continued to integrate the properties related to the Caesar’s acquisition.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Team

New York, March 17, 2006

FUND BASICS

Concentrated Growth Fund

as of February 28, 2006

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2005–February 28, 2006	(based on NAV)[1]	Growth Index[2]

Class A	7.46%	5.10%
Class B	7.06	5.10
Class C	7.08	5.10
Institutional	7.70	5.10
Service	7.47	5.10

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Since Inception	Inception Date

Class A	-2.45%	7.44%	9/3/02
Class B	-2.67	7.70	9/3/02
Class C	1.36	8.41	9/3/02
Institutional	3.55	9.69	9/3/02
Service	3.12	9.25	9/3/02

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/06[4]

Holding	% of Net Assets	Line of Business

Freddie Mac	7.0%	Specialty Finance
The McGraw-Hill Companies, Inc.	5.8	Commercial Services
First Data Corp.	5.5	Computer Services
Schlumberger Ltd.	4.8	Oil Well Services & Equipment
Microsoft Corp.	4.4	Computer Software
PepsiCo, Inc.	3.9	Beverages
Univision Communications, Inc.	3.8	Broadcasting & Cable/Satellite TV
QUALCOMM, Inc.	3.5	Semiconductors
Harrah’s Entertainment, Inc.	3.5	Gaming/Lodging
The Charles Schwab Corp.	3.2	Financials

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/06[5]

Percentage of Portfolio

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements.

PORTFOLIO RESULTS

Growth Opportunities Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Growth Opportunities Fund during the six-month year reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 6.59%, 6.19%, 6.19%, 6.78% and 6.50%, respectively. These returns compare to the 9.69% cumulative total return of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), over the same time period.

The Fund generated positive absolute returns during the reporting period, but lagged its benchmark. This was largely due to the weakness of the Fund’s holdings in the Technology and Health Care sectors. Conversely, a number of the Fund’s Energy, Media and Producer Goods & Services stocks enhanced results.

Several holdings in the Technology sector detracted from performance during the period, including Mercury Interactive and FLIR Systems, Inc. Shares of Mercury Interactive fell sharply after it announced the resignations of its chief executive officer, chief financial officer and general counsel, as investigations of the company’s stock option practices continued. We decided to exit our position as concerns about the Securities and Exchange Commission investigation expanded from option-related issues to other accounting issues as well. FLIR Systems, Inc. a maker of night vision equipment, pulled back after third-quarter results missed analysts’ estimates due to disappointing results in its imaging business and its European thermography division. The company also lost two contracts that were up for bid. Despite this, contract activity has been strong for FLIR this year.

Several of the Fund’s Media companies, notably Univision Communications, Inc. and Lamar Advertising Co., outperformed the rest of the sector. Univision Communications is considering a possible sale of the company and the stock reacted positively. We believe the 74-year-old CEO, Jerry Perenchio, is looking at a sale for estate planning purposes. The company will soon cover the 2006 World Cup and the network will be included in the Nielsen television ratings. We particularly like the company for its dominance in the Hispanic television and radio broadcasting market as it continues to capitalize on the explosive growth of the Hispanic population in the U.S. Univision has gained ground in the coveted 18-34 age segment and higher ratings have enabled it to capture advertising dollars from competitors. On the downside in Media, XM Satellite Radio Holdings, Inc. fell 16% in February as a result of increased marketing and subscriber acquisition costs. The company disclosed that 85% of fiscal fourth quarter net additions came from the retail channel. The retail channel tends to have higher subscriber acquisition costs and XM was offering hardware rebates in order to stay competitive with the publicity surrounding Sirius’ addition of Howard Stern. This was a one-time event and the company expects subscriber acquisition costs to ease.

PORTFOLIO RESULTS

Within Health Care, shares of Kinetic Concepts Inc. fell after Medicare announced a 6% decrease in reimbursements for use of one of Kinetic’s products. In addition, the only potential competitor in the industry moved a step closer to Medicare reimbursement, which Kinetic already has. However, Kinetic has a pending patent litigation against this other company. We trimmed the position and eventually decided to sell out of Kinetic, as we believe the Medicare and litigation risks outweigh the potential upside, and that there are more attractive investment opportunities. Charles River Laboratories International, Inc. ended the period down after lowering its 2006 guidance. While the company’s toxicology and pre-clinical services businesses are enjoying very strong demand, its research models business has been weak and weighed on the stock price.

Iron Mountain, Inc. was a strong performer in the Producer Goods & Services sector. In addition, shares of W. W. Grainger, Inc., which supplies everything from motors to welding equipment, continued to rise after it reported strong profits, handily beating expectations. On top of strong earnings growth and solid cash flow, the company raised its earnings outlook for 2006. Driving the improved results was a 10% increase in sales from its nearly 600 distribution branches as its market expansion program is starting to pay dividends.

  Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since our strategy’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

  Portfolio Highlights

While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following:

■	Lamar Advertising — Lamar Advertising contributed to returns during the period as the company reported that revenues grew 15% during the fourth quarter and earnings for the full year more than tripled. The company is the third-largest billboard company in the U.S. with over 150,000 advertising displays. We find the low capital expenditure nature of billboards, combined with the recurring revenue the company collects from advertisers, creates a generous amount of operating leverage within Lamar’s business model.

PORTFOLIO RESULTS

■	Salesforce.com, Inc. — In Technology, Salesforce.com was up strongly and significantly contributed to returns. Salesforce.com, a leading provider of on-demand customer relationship-management services and software, continued to execute strongly, adding a record number of net subscribers during the period.

■	Iron Mountain, Inc. — Shares of Iron Mountain, one of the market leaders in records and information management, were up on the heels of a strong earnings release, which exceeded expectations as profits nearly doubled. Strength was driven by better margins, pricing gains, and growth in free cash flow. Iron Mountain also raised guidance, citing continued improvement in the company’s fundamentals and sustained growth in its newer digital archive business segment.

As always, we thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, March 17, 2006

FUND BASICS

Growth Opportunities Fund

as of February 28, 2006

PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2005–February 28, 2006	(based on NAV)[1]	Growth Index[2]

Class A	6.59%	9.69%
Class B	6.19	9.69
Class C	6.19	9.69
Institutional	6.78	9.69
Service	6.50	9.69

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Since Inception	Inception Date

Class A	-1.29%	2.96%	13.03%	5/24/99
Class B	-1.54	2.98	13.26	5/24/99
Class C	2.63	3.36	13.16	5/24/99
Institutional	4.84	4.55	14.44	5/24/99
Service	4.28	4.03	13.86	5/24/99

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/06[4]

Holding	% of Net Assets	Line of Business

Biomet, Inc.	2.1%	Medical Products
Weatherford International Ltd.	2.1	Other Energy
Lamar Advertising Co.	2.0	Publishing
Alliance Data Systems Corp.	2.0	Commercial Services
Fisher Scientific International, Inc.	2.0	Medical Products
Harman International Industries, Inc.	2.0	Audio & Visual Equipment
Rockwell Automation, Inc.	2.0	Manufacturing
W.W. Grainger, Inc.	2.0	Producer Goods
Charles River Laboratories International, Inc.	2.0	Medical Supplies
Williams-Sonoma, Inc.	2.0	Housewares

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/06[5]

Percentage of Portfolio

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

PORTFOLIO RESULTS

Small/Mid Cap Growth Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Small/Mid Cap Growth Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 10.95%, 10.50%, 10.50%, 11.17% and 10.88%, respectively. These returns compare to the 11.24% cumulative total return of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), over the same time period.

The Fund generated positive returns during the reporting period, but lagged its benchmark. This was largely due to the weakness of the Fund’s holdings in the Cyclicals and Technology sectors. Conversely, a number of the Fund’s Energy and Health Care stocks enhanced results.

Several holdings in the Technology sector detracted from performance during the period, including Mercury Interactive and FLIR Systems, Inc. Shares of Mercury Interactive fell sharply after it announced the resignations of its chief executive officer, chief financial officer and general counsel as investigations of the company’s stock option practices continued. We decided to exit our position as concerns about the Securities and Exchange Commission investigation expanded from option-related issues to other accounting issues as well. FLIR Systems, a maker of night vision equipment, pulled back after third-quarter results missed analysts’ estimates due to disappointing results in its imaging business and its European thermography division. The company also lost two contracts that were up for bid. Despite this, contract activity has been strong for FLIR this year.

Almost all of the Fund’s Energy companies were up for the period and enhanced results. For example, FMC Technologies, Inc., a maker of offshore oil drilling equipment, saw its shares rise following a fourth-quarter earnings report that beat expectations and came in at the high end of its projections. The company had revenue gains in its primary energy systems, FoodTech, and its airline units.

Health Care company Abgenix contributed positively to performance. Shares of Abgenix, an antibody research group, rose after Amgen announced a deal to buy Abgenix. Amgen and Abgenix have been collaborating on developing two major drugs, most notably the cancer therapy drug, Panitumumab. They are also working on Denosumab, a treatment for osteoporosis and bone cancer. We subsequently sold Abgenix to capture profits. Within Health Care, shares of Kinetic Concepts Inc. fell after Medicare announced a 6% decrease in reimbursements for use of one of Kinetic’s products. In addition, the only potential competitor in the industry moved a step closer to Medicare reimbursement, which Kinetic already has. However, Kinetic has a pending patent litigation against this other company. We eliminated the position to reflect the potential threat of competition and further reimbursement changes.

PORTFOLIO RESULTS

  Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in small- and mid-sized companies with market capitalizations within the range of the Russell 2500 Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the security.

  Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced results, including the following:

■	Lamar Advertising Co. — Lamar Advertising contributed to returns during the period as the company reported that revenues grew 15% during the fourth quarter and earnings for the full year more than tripled. The company is the third-largest billboard company in the U.S. with over 150,000 advertising displays. We find that the low capital expenditure nature of billboards, combined with the recurring revenue the company collects from advertisers, creates a generous amount of operating leverage within Lamar’s business model.

■	Fastenal Co. — Fastenal supplies customers, including manufacturers and commercial construction contractors, with 250,000 varieties of threaded fasteners and 265,000 general-purpose maintenance, repair and operations products. Fastenal has translated its unique competitive position into decades of profitable growth. The company continues to turn out new stores and take market share in a highly fragmented market. By offering more than a quarter million types of fasteners and a similar variety of maintenance, repair and operations (MRO) products, through its more than 1,700 stores, we believe Fastenal provides enhanced selection and more convenience than broad-line distributors or hardware stores. In addition, the company’s 12 distribution centers and in-house truck fleet provide a highly efficient path to market, especially for heavy fasteners, which are expensive to ship via parcel carriers. Fastenal’s unique offering is rewarded with pricing power — an important attribute given recent steel price fluctuations.

■	Chico’s FAS, Inc. — In the Consumer Discretionary sector, Chico’s FAS was a top performer. The women’s apparel retailer posted a better-than-expected rise in same-store sales throughout the period with stores open at least a year advancing 16.4% in December, nearly twice the average prediction of 8.6%.

We appreciate your investment and look forward to earning your continued confidence in the years to come.

Goldman Sachs Growth Equity Investment Team

New York, March 17, 2006

FUND BASICS

Small/Mid Cap Growth Fund

as of February 28, 2006

PERFORMANCE REVIEW

	Fund Total Return	Russell 2500
September 1, 2005–February 28, 2006	(based on NAV)[1]	Growth Index[2]

Class A	10.95%	11.24%
Class B	10.50	11.24
Class C	10.50	11.24
Institutional	11.17	11.24
Service	10.88	11.24

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Since Inception	Inception Date

Class A	n/a	-0.20%	6/30/05
Class B	n/a	-0.17	6/30/05
Class C	n/a	3.87	6/30/05
Institutional	n/a	5.49	6/30/05
Service	n/a	5.28	6/30/05

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/06[3]

Holding	% of Net Assets	Line of Business

PDL BioPharma Inc.	1.3%	Biotechnology
Amphenol Corp.	1.2	Networking/Telecommunications Equipment
P.F. Chang’s China Bistro, Inc.	1.2	Restaurants
Tessera Technologies, Inc.	1.2	Semi Capital
NAVTEQ	1.2	Computer Software
Urban Outfitters, Inc.	1.2	Apparel/Shoes
Covance, Inc.	1.1	Other Health Care
Cytyc Corp.	1.1	Medical Products
FormFactor, Inc.	1.1	Semi Capital
FLIR Systems, Inc.	1.1	Networking/Telecommunications Equipment

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/06[4]

Percentage of Portfolio

[4]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

GOLDMAN SACHS CAPITAL GROWTH FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 99.2%

Aerospace & Defense – 1.5%
500,881	United Technologies Corp.	$29,301,538

Audio & Visual Equipment – 0.5%
88,830	Harman International Industries, Inc.	9,802,391

Banks – 1.6%
162,900	Golden West Financial Corp.	11,570,787
465,824	J.P. Morgan Chase & Co.	19,163,999

		30,734,786

Beverages – 5.2%
368,550	Fortune Brands, Inc.	28,581,053
874,850	PepsiCo, Inc.	51,712,383
446,000	The Coca-Cola Co.(a)	18,718,620

		99,012,056

Biotechnology – 3.0%
612,400	Amgen, Inc.*	46,230,076
284,770	MedImmune, Inc.*	10,391,257

		56,621,333

Broadcasting & Cable/Satellite TV – 2.1%
718,600	Univision Communications, Inc.*	24,037,170
752,880	XM Satellite Radio Holdings, Inc.*	16,631,119

		40,668,289

Commercial Services – 5.7%
342,150	ARAMARK Corp. Class B	9,737,589
225,870	Iron Mountain, Inc.*	9,870,519
429,300	Moody’s Corp.	28,763,100
1,164,685	The McGraw-Hill Companies., Inc.	61,833,127

		110,204,335

Computer Hardware – 2.2%
622,290	Dell, Inc.*	18,046,410
1,745,600	EMC Corp.*	24,473,312

		42,519,722

Computer Services – 3.3%
1,420,520	First Data Corp.	64,108,068

Computer Software – 6.8%
714,280	Electronic Arts, Inc.*	37,121,132
3,116,000	Microsoft Corp.	83,820,400
733,500	Oracle Corp.*	9,110,070

		130,051,602

Drugs & Medicine – 3.4%
289,600	Eli Lilly & Co.	16,107,552
549,337	Pfizer, Inc.	14,387,136
409,500	Schering-Plough Corp.	7,575,750
551,900	Wyeth	27,484,620

		65,555,058

Financials – 3.4%
225,900	Merrill Lynch & Co., Inc.	17,441,739
247,400	Morgan Stanley	14,759,884
2,059,600	The Charles Schwab Corp.	33,386,116

		65,587,739

Foods – 1.9%
169,174	The Hershey Co.	8,653,250
442,260	Wm. Wrigley Jr. Co.	28,101,200

		36,754,450

Gaming/Lodging – 5.0%
564,673	Carnival Corp.	29,165,361
1,206,500	Cendant Corp.	20,052,030
374,810	Harrah’s Entertainment, Inc.	26,956,335
292,510	Marriott International, Inc.	20,007,684

		96,181,410

Household/Personal Care – 1.3%
427,860	The Procter & Gamble Co.	25,641,650

Insurance – 0.4%
235,819	Willis Group Holdings Ltd.	8,121,606

Internet & Online – 2.5%
72,108	Google, Inc.*	26,147,803
691,700	Yahoo!, Inc.*(a)	22,175,902

		48,323,705

Manufacturing – 1.1%
295,000	Rockwell Automation, Inc.	20,110,150

Medical Products – 5.1%
114,600	C.R. Bard, Inc.	7,505,154
143,030	Fisher Scientific International, Inc.*	9,748,925
666,600	Medtronic, Inc.	35,963,070
585,926	Stryker Corp.	27,081,500
249,400	Zimmer Holdings, Inc.*	17,253,492

		97,552,141

Movies & Entertainment – 2.3%
1,467,140	Time Warner, Inc.	25,396,194
486,065	Viacom, Inc. Class B*	19,423,157

		44,819,351

Networking/Telecommunications Equipment – 2.6%
2,456,075	Cisco Systems, Inc.*	49,710,958

Oil & Gas – 4.8%
777,810	Canadian Natural Resources Ltd.	42,437,314
657,110	Suncor Energy, Inc.	49,118,972

		91,556,286

Oil Well Services & Equipment – 5.2%
500,710	Baker Hughes, Inc.	34,033,259
566,124	Schlumberger Ltd.	65,104,260

		99,137,519

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Other Health Care – 0.5%
165,390	Omnicare, Inc.	$10,063,981

Pharmacy Benefit Manager – 2.4%
525,473	Caremark Rx, Inc.*	26,142,282
340,500	Medco Health Solutions, Inc.*	18,972,660

		45,114,942

Producer Goods – 0.8%
206,070	W.W. Grainger, Inc.	15,257,423

Publishing – 1.4%
518,513	Lamar Advertising Co.*	26,454,533

Retailing – 6.7%
703,000	Lowe’s Companies, Inc.	47,930,540
601,967	PETCO Animal Supplies, Inc.*	11,714,278
623,000	Target Corp.	33,891,200
771,870	Wal-Mart Stores, Inc.	35,012,023

		128,548,041

Semiconductors – 5.7%
579,160	Intel Corp.	11,930,696
1,093,300	Linear Technology Corp.	40,299,038
1,225,900	QUALCOMM, Inc.	57,874,739

		110,104,473

Specialty Finance – 6.7%
373,100	American Express Co.	20,102,628
386,843	Fannie Mae	21,152,575
1,305,000	Freddie Mac	87,943,950

		129,199,153

Technology Services – 0.6%
194,440	Cognizant Technology Solutions Corp.*	11,201,688

Telecommunications – 3.5%
1,230,700	American Tower Corp.*	39,173,181
593,805	Crown Castle International Corp.*	18,615,787
321,510	NeuStar, Inc.*	9,259,488

		67,048,456

TOTAL COMMON STOCKS
(Cost $1,467,518,326)		$1,905,068,833

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.9%

Joint Repurchase Agreement Account II(b)
$18,000,000	4.57%	03/01/2006	$18,000,000
Maturity Value: $18,002,285
(Cost $18,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,485,518,326)			$1,923,068,833

Shares	Description	Value
Securities Lending Collateral – 1.1%

20,742,300	Boston Global Investment Trust – Enhanced Portfolio	$20,742,300
(Cost $20,742,300)

TOTAL INVESTMENTS – 101.2%
(Cost $1,506,260,626)		$1,943,811,133

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2006. Additional information appears on page 35.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 98.6%

Aerospace & Defense – 1.3%
76,150	United Technologies Corp.	$4,454,775

Banks – 0.6%
32,030	Golden West Financial Corp.	2,275,091

Beverages – 4.6%
75,360	Fortune Brands, Inc.	5,844,168
180,220	PepsiCo, Inc.	10,652,804

		16,496,972

Biotechnology – 3.2%
125,420	Amgen, Inc.*	9,467,956
52,130	MedImmune, Inc.*	1,902,224

		11,370,180

Broadcasting & Cable/Satellite TV – 4.6%
145,140	Clear Channel Communications, Inc.	4,107,462
311,757	Univision Communications, Inc.*	10,428,272
81,640	XM Satellite Radio Holdings, Inc.*	1,803,427

		16,339,161

Commercial Services – 5.6%
92,330	Moody’s Corp.	6,186,110
259,568	The McGraw-Hill Companies, Inc.	13,780,465

		19,966,575

Computer Hardware – 3.2%
198,500	Dell, Inc.*	5,756,500
403,470	EMC Corp.*	5,656,649

		11,413,149

Computer Services – 4.1%
319,960	First Data Corp.	14,439,795

Computer Software – 5.9%
130,640	Electronic Arts, Inc.*	6,789,361
531,960	Microsoft Corp.	14,309,724

		21,099,085

Drugs & Medicine – 3.4%
56,160	Eli Lilly & Co.	3,123,619
131,490	Pfizer, Inc.	3,443,723
107,500	Wyeth	5,353,500

		11,920,842

Financials – 2.2%
484,120	The Charles Schwab Corp.	7,847,585

Foods – 2.0%
31,440	The Hershey Co.	1,608,156
87,150	Wm. Wrigley Jr. Co.	5,537,511

		7,145,667

Gaming/Lodging – 5.1%
127,600	Carnival Corp.	6,590,540
72,320	Harrah’s Entertainment, Inc.	5,201,254
94,470	Marriott International, Inc.	6,461,748

		18,253,542

Insurance – 0.6%
57,510	Willis Group Holdings Ltd.	1,980,644

Internet & Online – 2.6%
14,380	Google, Inc.*	5,214,476
122,500	Yahoo!, Inc.*	3,927,350

		9,141,826

Medical Products – 6.9%
79,850	Fisher Scientific International, Inc.*	5,442,576
162,590	Medtronic, Inc.	8,771,730
102,560	Stryker Corp.	4,740,323
77,970	Zimmer Holdings, Inc.*	5,393,965

		24,348,594

Movies & Entertainment – 2.9%
340,090	Time Warner, Inc.	5,886,958
112,587	Viacom, Inc. Class B*	4,498,977

		10,385,935

Networking/Telecommunications Equipment – 2.7%
470,480	Cisco Systems, Inc.*	9,522,515

Oil & Gas – 3.3%
56,060	Chesapeake Energy Corp.(a)	1,664,421
134,590	Suncor Energy, Inc.	10,060,603

		11,725,024

Oil Well Services & Equipment – 7.3%
129,130	Baker Hughes, Inc.	8,776,966
148,670	Schlumberger Ltd.	17,097,050

		25,874,016

Pharmacy Benefit Manager – 3.4%
121,520	Caremark Rx, Inc.*	6,045,620
108,490	Medco Health Solutions, Inc.*	6,045,063

		12,090,683

Publishing – 1.2%
86,140	Lamar Advertising Co.*	4,394,863

Retailing – 5.9%
154,160	Lowe’s Companies, Inc.	10,510,629
70,800	Target Corp.	3,851,520
148,250	Wal-Mart Stores, Inc.	6,724,620

		21,086,769

Semiconductors – 6.5%
146,060	Intel Corp.	3,008,836
200,340	Linear Technology Corp.	7,384,532
268,700	QUALCOMM, Inc.	12,685,327

		23,078,695

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Specialty Finance – 6.4%
68,950	American Express Co.	$3,715,026
280,050	Freddie Mac	18,872,570

		22,587,596

Telecommunications – 3.1%
134,170	American Tower Corp.*	4,270,631
210,030	Crown Castle International Corp.*	6,584,441

		10,855,072

TOTAL COMMON STOCKS
(Cost $293,050,431)		$350,094,651

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 2.4%

Joint Repurchase Agreement Account II(b)
$8,400,000	4.57%	03/01/2006	$8,400,000
Maturity Value: $8,401,066
(Cost $8,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $301,450,431)			$358,494,651

Shares	Description	Value
Securities Lending Collateral – 0.3%

973,500	Boston Global Investment Trust – Enhanced Portfolio	$973,500
(Cost $973,500)

TOTAL INVESTMENTS – 101.3%
(Cost $302,423,931)		$359,468,151

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2006. Additional information appears on page 35.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 97.9%

Beverages – 3.9%
115,980	PepsiCo, Inc.	$6,855,578

Biotechnology – 2.1%
48,010	Amgen, Inc.*	3,624,275

Broadcasting & Cable/Satellite TV – 6.7%
60,020	Clear Channel Communications, Inc.	1,698,566
197,370	Univision Communications, Inc.*	6,602,027
159,080	XM Satellite Radio Holdings, Inc.*	3,514,077

		11,814,670

Commercial Services – 7.4%
43,240	Moody’s Corp.	2,897,080
190,250	The McGraw-Hill Companies, Inc.	10,100,372

		12,997,452

Computer Services – 5.5%
213,430	First Data Corp.	9,632,096

Computer Software – 7.3%
98,010	Electronic Arts, Inc.*	5,093,580
287,080	Microsoft Corp.	7,722,452

		12,816,032

Financials – 3.2%
342,850	The Charles Schwab Corp.	5,557,598

Foods – 1.5%
41,450	Wm. Wrigley Jr. Co.	2,633,733

Gaming/Lodging – 7.4%
61,090	Carnival Corp.	3,155,299
232,170	Cendant Corp.	3,858,665
84,390	Harrah’s Entertainment, Inc.	6,069,329

		13,083,293

Internet & Online – 3.5%
10,040	Google, Inc.*	3,640,705
80,110	Yahoo!, Inc.*	2,568,326

		6,209,031

Medical Products – 4.9%
82,100	Medtronic, Inc.	4,429,295
89,250	Stryker Corp.	4,125,135

		8,554,430

Movies & Entertainment – 4.1%
180,790	Time Warner, Inc.	3,129,475
101,245	Viacom, Inc. Class B*	4,045,750

		7,175,225

Networking/Telecommunications Equipment – 2.8%
239,670	Cisco Systems, Inc.*	4,850,921

Oil & Gas – 3.1%
71,780	Suncor Energy, Inc.	5,365,555

Oil Well Services & Equipment – 6.6%
46,310	Baker Hughes, Inc.	3,147,691
73,630	Schlumberger Ltd.	8,467,450

		11,615,141

Pharmacy Benefit Manager – 4.7%
100,100	Caremark Rx, Inc.*	4,979,975
60,140	Medco Health Solutions, Inc.*	3,351,001

		8,330,976

Retailing – 4.6%
67,670	Lowe’s Companies, Inc.	4,613,741
64,070	Target Corp.	3,485,408

		8,099,149

Semiconductors – 5.4%
88,492	Linear Technology Corp.	3,261,815
130,510	QUALCOMM, Inc.	6,161,377

		9,423,192

Specialty Finance – 9.0%
64,960	American Express Co.	3,500,045
182,450	Freddie Mac	12,295,305

		15,795,350

Telecommunications – 4.2%
132,700	American Tower Corp.*	4,223,841
103,240	Crown Castle International Corp.*	3,236,574

		7,460,415

TOTAL COMMON STOCKS
(Cost $148,208,955)		$171,894,112

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 97.9%
(Cost $148,208,955)		$171,894,112

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 1.4%

Joint Repurchase Agreement Account II(a)
$2,500,000	4.57%	03/01/2006	$2,500,000
Maturity Value: $2,500,317
(Cost $2,500,000)

TOTAL INVESTMENTS – 99.3%
(Cost $150,708,955)			$174,394,112

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2006. Additional information appears on page 35.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares
	Description	Value
Common Stocks – 97.6%

Aerospace & Defense – 1.8%
549,550	Alliant Techsystems, Inc.*(a)	$41,996,611

Apparel/Shoes – 2.7%
526,881	Chico’s FAS, Inc.*	24,789,751
1,289,800	Urban Outfitters, Inc.*	36,243,380

		61,033,131

Audio & Visual Equipment – 2.0%
414,031	Harman International Industries, Inc.	45,688,321

Audio Technology – 0.8%
955,015	Dolby Laboratories, Inc.*	19,453,655

Auto Parts & Related – 1.6%
2,234,864	Gentex Corp.	37,232,834

Banks – 1.6%
129,685	City National Corp.	9,850,873
342,430	Commerce Bancorp, Inc.(a)	11,358,403
604,442	TCF Financial Corp.	15,328,649

		36,537,925

Beverages – 2.0%
582,317	Fortune Brands, Inc.	45,158,683

Biotechnology – 1.1%
677,826	MedImmune, Inc.*	24,733,871

Broadcasting & Cable/Satellite TV – 4.5%
3,780,480	Entravision Communications Corp.*	28,088,966
1,097,181	Univision Communications, Inc.*	36,700,705
1,792,900	XM Satellite Radio Holdings, Inc.*(a)	39,605,161

		104,394,832

Commercial Services – 5.7%
1,068,031	Alliance Data Systems Corp.*	46,203,021
1,397,785	ARAMARK Corp. Class B(a)	39,780,961
944,521	Iron Mountain, Inc.*	41,275,568
92,800	Suntech Power Holdings Co., Ltd. ADR*	3,485,568

		130,745,118

Computer Hardware – 1.8%
1,249,992	Avocent Corp.*	41,762,233

Computer Services – 4.9%
1,511,789	Ceridian Corp.*	39,094,863
720,015	ChoicePoint, Inc.*	31,968,666
1,422,646	MoneyGram International, Inc.	40,787,261

		111,850,790

Computer Software – 5.0%
2,525,889	Activision, Inc.*	31,573,612
1,012,225	Cognos, Inc.*(a)	38,717,606
752,041	NAVTEQ*	34,827,019
261,100	Salesforce.com, Inc.*(a)	9,099,335

		114,217,572

Consumer Services – 0.5%
400,798	VCA Antech, Inc.*	11,202,304

Drugs & Medicine – 1.1%
804,054	OSI Pharmaceuticals, Inc.*(a)	26,115,674

Foods – 0.7%
336,300	The Hershey Co.	17,201,745

Gaming/Lodging – 2.1%
385,900	Harrah’s Entertainment, Inc.	27,753,928
294,300	Marriott International, Inc.	20,130,120

		47,884,048

Health Care Services – 1.2%
272,527	Covance, Inc.*	15,384,149
195,700	Omnicare, Inc.	11,908,345

		27,292,494

Home Building & Related – 1.6%
945,230	American Standard Companies, Inc.	37,412,203

Housewares – 2.0%
1,115,731	Williams-Sonoma, Inc.*	45,175,948

Insurance – 0.6%
377,723	Willis Group Holdings Ltd.	13,008,780

Internet & Online – 1.1%
1,779,134	CNET Networks, Inc.*	24,623,215

Manufacturing – 3.6%
934,861	Pentair, Inc.	37,534,669
668,165	Rockwell Automation, Inc.	45,548,808

		83,083,477

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares
	Description	Value
Common Stocks – (continued)

Medical Products – 8.5%
862,432	Advanced Medical Optics, Inc.*(a)	$38,360,975
1,348,975	Biomet, Inc.	49,102,690
628,636	C.R. Bard, Inc.	41,169,372
670,929	Fisher Scientific International, Inc.*	45,730,521
421,096	Gen-Probe, Inc.*	21,037,956

		195,401,514

Medical Supplies – 2.0%
938,687	Charles River Laboratories International, Inc.*	45,385,516

Natural Gas – 1.1%
624,028	XTO Energy, Inc.	26,140,533

Networking/Telecommunications Equipment – 2.6%
874,759	Amphenol Corp.	43,939,145
865,719	Juniper Networks, Inc.*	15,920,572

		59,859,717

Oil & Gas – 1.3%
391,200	Chesapeake Energy Corp.(a)	11,614,728
517,733	Quicksilver Resources, Inc.*(a)	18,804,063

		30,418,791

Oil Well Services & Equipment – 6.1%
977,072	Cooper Cameron Corp.*	39,571,416
245,458	Grant Prideco, Inc.*	9,933,685
1,088,205	Smith International, Inc.	42,146,180
1,124,777	Weatherford International Ltd.*(a)	48,500,384

		140,151,665

Other Technology – 5.0%
1,349,644	Cogent, Inc.*	31,392,720
1,653,833	FLIR Systems, Inc.*(a)	42,735,045
903,417	Zebra Technologies Corp.*(a)	39,876,826

		114,004,591

Pharmacy Benefit Manager – 1.7%
428,953	Caremark Rx, Inc.*	21,340,411
335,115	Medco Health Solutions, Inc.*	18,672,608

		40,013,019

Producer Goods – 2.0%
614,075	W.W. Grainger, Inc.	45,466,113

Publishing – 2.5%
910,734	Lamar Advertising Co.*	46,465,649
228,194	The E.W. Scripps Co.	10,971,567

		57,437,216

Restaurants – 1.3%
607,658	P.F. Chang’s China Bistro, Inc.*(a)	29,374,188

Retailing – 0.9%
1,011,834	PETCO Animal Supplies, Inc.*	19,690,290

Semi Capital – 1.5%
1,085,594	Tessera Technologies, Inc.*	33,903,101

Semiconductors – 5.1%
287,700	Advanced Micro Devices, Inc.*	11,125,359
1,190,700	Linear Technology Corp.	43,889,202
258,575	Marvell Technology Group Ltd.*	15,829,962
610,353	Microchip Technology, Inc.	21,484,426
876,241	Xilinx, Inc.(a)	23,903,854

		116,232,803

Technology Services – 1.7%
679,813	Cognizant Technology Solutions Corp.*	39,164,027

Telecommunications – 4.3%
1,272,650	Crown Castle International Corp.*	39,897,577
1,245,440	NeuStar, Inc.*	35,868,672
315,360	Research In Motion Ltd.*(a)	22,242,341

		98,008,590

TOTAL COMMON STOCKS
(Cost $1,943,533,133)		$2,238,457,138

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 2.2%

Joint Repurchase Agreement Account II(b)
$49,400,000	4.57%	03/01/2006	$49,400,000
Maturity Value: $49,406,271
(Cost $49,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,992,933,133)			$2,287,857,138

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Securities Lending Collateral – 9.2%

211,546,025	Boston Global Investment Trust – Enhanced Portfolio	$211,546,025
(Cost $211,546,025)

TOTAL INVESTMENTS – 109.0%
(Cost $2,204,479,158)		$2,499,403,163

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2006. Additional information appears on page 35.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 87.7%

Aerospace/Defense – 1.1%
4,100	Alliant Techsystems, Inc.*	$313,322

Apparel/Shoes – 2.9%
5,710	Chico’s FAS, Inc.*	268,655
8,420	Crocs, Inc.*(a)	231,466
11,930	Urban Outfitters, Inc.*	335,233

		835,354

Audio & Visual Equipment – 0.9%
2,360	Harman International Industries, Inc.	260,426

Audio Technology – 1.1%
14,920	Dolby Laboratories, Inc.*	303,920

Auto Parts & Related – 0.7%
12,370	Gentex Corp.	206,084

Autos – 0.4%
5,690	Wabash National Corp.	113,629

Banks – 1.6%
5,880	Commerce Bancorp, Inc.(a)	195,039
18,590	Commercial Capital Bancorp, Inc.	266,395

		461,434

Biotechnology – 2.0%
15,300	Anadys Pharmaceuticals Inc.*	198,900
11,500	PDL BioPharma Inc.*	360,065

		558,965

Broadcasting & Cable/Satellite TV – 1.0%
38,870	Entravision Communications Corp.*	288,804

Commercial Services – 5.8%
6,940	Alliance Data Systems Corp.*	300,224
5,700	ARAMARK Corp. Class B	162,222
5,770	Bright Horizons Family Solutions Inc*	193,353
3,620	CARBO Ceramics, Inc.	198,195
4,130	Iron Mountain, Inc.*	180,481
4,180	LoJack Corp.*	95,095
11,860	Rollins, Inc.	229,728
12,240	Wright Express Corp.*	294,250

		1,653,548

Computer Hardware – 2.3%
8,900	Avocent Corp.*	297,349
5,990	Coinstar, Inc.*	154,542
12,120	Mobility Electronics, Inc.*	114,292
5,940	Sigma Designs, Inc.*	87,318

		653,501

Computer Services – 3.5%
10,370	Ceridian Corp.*	268,168
6,640	ChoicePoint, Inc.*	294,816
7,750	MoneyGram International, Inc.	222,193
10,250	SBA Communications Corp*	230,522

		1,015,699

Computer Software – 3.3%
22,720	Activision, Inc.*	284,000
8,300	Cognos, Inc.*	317,475
7,270	NAVTEQ*	336,674

		938,149

Consumer Services – 2.0%
6,000	Ritchie Bros. Auctioneers, Inc.	286,380
10,700	VCA Antech, Inc.*	299,065

		585,445

Drugs & Medicine – 2.0%
5,000	ICOS Corp.*	120,650
33,190	OraSure Technologies, Inc.*	315,969
4,340	OSI Pharmaceuticals, Inc.*	140,963

		577,582

Electrical Equipment – 0.4%
11,550	Symmetricom, Inc.*	103,604

Financials – 2.8%
6,020	Federated Investors, Inc. Class B	234,118
6,020	Nuveen Investments	289,983
6,770	Raymond James Financial, Inc.	290,975

		815,076

Foods – 0.9%
8,110	McCormick & Company, Inc.	266,251

Gaming/Lodging – 2.6%
5,400	Four Seasons Hotels, Inc.	305,964
8,650	Orient-Express Hotels Ltd.	301,712
2,080	Station Casinos, Inc.	142,376

		750,052

Health Care Services – 1.8%
5,750	Covance, Inc.*	324,587
8,460	Nighthawk Radiology Holdings, Inc.*	200,248

		524,835

Hospitals & Related – 1.7%
8,080	Psychiatric Solutions, Inc.*	266,882
9,220	Symbion, Inc.*	217,408

		484,290

Household/Personal Care – 2.0%
5,600	Central Garden & Pet Co.*	304,416
7,210	Chattem, Inc.*	281,118

		585,534

Housewares – 1.1%
7,810	Williams-Sonoma, Inc.*	316,227

Insurance – 0.8%
4,210	Mercury General Corp.	235,339

Internet & Online – 0.6%
11,840	CNET Networks, Inc.*	163,866

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Leisure – 0.7%
4,540	Life Time Fitness, Inc.*	$190,498

Manufacturing – 3.7%
4,600	Kennametal, Inc.	269,008
7,840	Pentair, Inc.	314,776
4,870	Roper Industries, Inc.	219,491
6,980	Watts Water Technologies, Inc.	249,744

		1,053,019

Medical Products – 4.8%
5,650	Advanced Medical Optics, Inc.*	251,312
5,400	ArthroCare Corp.*	243,918
2,830	Beckman Coulter, Inc.	152,679
11,240	Cytyc Corp.*	324,049
5,900	Gen-Probe, Inc.*	294,764
3,080	Kinetic Concepts, Inc.*	114,268

		1,380,990

Medical Supplies – 1.1%
6,260	Charles River Laboratories International, Inc.*	302,671

Movies & Entertainment – 0.6%
11,300	LodgeNet Entertainment Corp.*	160,912

Networking/Telecommunications Equipment – 1.2%
6,850	Amphenol Corp.	344,076

Oil & Gas – 2.3%
6,420	OPTI Canada, Inc.*	236,135
3,190	Plains Exploration & Production Co.*	129,993
2,200	Quicksilver Resources, Inc.*	79,904
34,400	UTS Energy Corp*	201,596

		647,628

Oil Well Services & Equipment – 3.7%
6,480	Cooper Cameron Corp.*	262,440
6,490	FMC Technologies, Inc.*	304,511
5,640	Grant Prideco, Inc.*	228,251
6,290	W-H Energy Services, Inc.*	248,455

		1,043,657

Other Consumer Discretionary – 1.0%
5,650	Weight Watchers International, Inc.*	296,456

Other Producer Goods & Services – 1.2%
4,260	Peet’s Coffee & Tea, Inc.*	127,544
17,210	TurboChef Technologies, Inc.*(a)	228,893

		356,437

Other Technology – 3.1%
12,960	Cogent, Inc.*	301,450
12,310	FLIR Systems, Inc.*	318,090
6,360	Zebra Technologies Corp.*	280,730

		900,270

Producer Goods – 2.1%
6,730	Fastenal Co.	295,514
3,970	W.W. Grainger, Inc.	293,939

		589,453

Publishing – 1.9%
3,450	Getty Images, Inc.*	279,553
5,200	Lamar Advertising Co.*	265,304

		544,857

Restaurants – 3.6%
4,900	Chipotle Mexican Grill, Inc.*	223,440
6,980	P.F. Chang’s China Bistro, Inc.*	337,413
2,390	Panera Bread Co.*	169,356
20,120	Texas Roadhouse, Inc.*	309,043

		1,039,252

Retailing – 4.4%
5,080	Blue Nile, Inc.*(a)	169,520
11,670	Celebrate Express, Inc.*	139,106
4,900	GameStop Corp.*	196,147
10,870	PETCO Animal Supplies, Inc.*	211,530
6,770	Select Comfort Corp.*	247,444
4,790	Tractor Supply Co.*	302,632

		1,266,379

Semi Capital – 2.3%
8,750	FormFactor, Inc.*	322,350
10,790	Tessera Technologies, Inc.*	336,972

		659,322

Semiconductors – 2.1%
6,710	Microchip Technology, Inc.	236,192
10,250	PMC-Sierra, Inc.*	104,652
9,960	Power Integrations, Inc.*	247,307

		588,151

Specialty Chemicals – 0.7%
3,060	Sigma-Aldrich Corp.	197,095

Telecommunications – 1.9%
8,840	Crown Castle International Corp.*	277,134
9,070	NeuStar, Inc.*	261,216

		538,350

TOTAL COMMON STOCKS
(Cost $23,749,011)		$25,110,409

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 7.0%

Joint Repurchase Agreement Account II(b)
$2,000,000	4.57%	03/01/2006	$2,000,000
Maturity Value: $2,000,254
(Cost $2,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $25,749,011)			$27,110,409

Shares	Description	Value
Securities Lending Collateral – 1.9%

549,750	Boston Global Investment Trust – Enhanced Portfolio	$549,750
(Cost $549,750)

TOTAL INVESTMENTS – 96.6%
(Cost $26,298,761)		$27,660,159

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2006. Additional information appears on page 35.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2006, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Capital Growth	$18,000,000

Strategic Growth	8,400,000

Concentrated Growth	2,500,000

Growth Opportunities	49,400,000

Small/ Mid Cap Growth	2,000,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,019,900,000	4.56%	03/01/2006	$3,020,282,521

Barclays Capital PLC	3,000,000,000	4.57	03/01/2006	3,000,380,833

Credit Suisse First Boston LLC	500,000,000	4.57	03/01/2006	500,063,472

Deutsche Bank Securities, Inc.	3,020,000,000	4.57	03/01/2006	3,020,383,372

Greenwich Capital Markets	300,000,000	4.58	03/01/2006	300,038,167

J.P. Morgan Securities, Inc.	400,000,000	4.56	03/01/2006	400,050,667

Morgan Stanley & Co.	2,925,000,000	4.57	03/01/2006	2,925,371,312

UBS Securities LLC	1,500,000,000	4.57	03/01/2006	1,500,190,417

Wachovia Capital Markets	400,000,000	4.58	03/01/2006	400,050,889

TOTAL	$15,064,900,000			$15,066,811,650

At February 28, 2006, the Joint Repurchase Agreement Account II was fully collateralized by the following securities: Federal Home Loan Bank, 0.00% to 11.25%, due 03/16/2006 to 05/15/2012; Federal Home Loan Mortgage Association, 3.50% to 11.00%, due 04/01/2006 to 03/01/2036; Federal National Mortgage Association, 2.37% to 10.50%, due 06/15/2006 to 03/01/2036 and U.S. Treasury Notes, 3.87% to 4.25%, due 05/15/2010 to 08/15/2013. The aggregate market value of the collateral, including accrued interest, was $15,375,491,397.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Assets and Liabilities

February 28, 2006 (Unaudited)

Capital
Growth
Fund

Assets:

Investment in securities, at value (identified cost $1,485,518,326, $301,450,431, $150,708,955, $1,992,933,133 and $25,749,011, respectively)—including $19,934,226, $979,770, $0, $205,700,408 and $527,870 of securities on loan, respectively	$1,923,068,833
Securities lending collateral, at value (cost $20,742,300, $973,500, $0, $211,546,025 and $549,750)	20,742,300
Cash	58,930
Receivables:
Investment securities sold	439,201
Fund shares sold	2,588,130
Dividends and interest	2,066,273
Reimbursement from investment adviser	138,297
Securities lending income	2,495
Deferred offering costs	—
Other assets	27,597

Total assets	1,949,132,056

Liabilities:

Payables:
Payable upon return of securities loaned	20,742,300
Investment securities purchased	—
Fund shares repurchased	5,796,123
Amounts owed to affiliates	2,088,258
Accrued expenses	345,655

Total liabilities	28,972,336

Net Assets:

Paid-in capital	1,777,876,916
Accumulated undistributed net investment loss	(1,772,944)
Accumulated net realized gain (loss) on investment transactions	(293,494,759)
Net unrealized gain on investments	437,550,507

NET ASSETS	$1,920,159,720

Net Assets:
Class A	$1,412,885,319
Class B	134,471,598
Class C	75,500,581
Institutional	286,685,516
Service	10,616,706

Shares Outstanding:
Class A	66,275,051
Class B	6,813,876
Class C	3,831,190
Institutional	13,084,736
Service	503,682

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	90,508,535

Net asset value, offering and redemption price per share:(a)
Class A	$21.32
Class B	19.73
Class C	19.71
Institutional	21.91
Service	21.08

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/Mid Cap Growth Funds is $22.56, $9.83, $14.15, $23.82 and $12.08, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic	Concentrated	Growth
Growth	Growth	Opportunities	Small/Mid Cap
Fund	Fund	Fund	Growth Fund

$358,494,651	$174,394,112	$2,287,857,138	$27,110,409
973,500	—	211,546,025	549,750
50,102	24,357	45,397	200,146
1,744,960	818,716	18,979,349	—
839,016	1,709,408	6,434,546	1,589,455
376,637	154,371	934,552	8,566
51,815	99,775	—	54,433
288	—	14,897	1,620
—	—	—	69,421
4,856	2,527	32,022	253

362,535,825	177,203,266	2,525,843,926	29,584,053

973,500	—	211,546,025	549,750
4,196,782	1,092,367	13,496,558	147,492
1,892,409	129,024	4,427,521	749
343,265	158,975	2,301,393	28,415
173,474	203,368	343,377	227,897

7,579,4	30 1,583,734	232,114,874	954,303

381,194,726	149,565,449	1,967,600,906	27,051,653
(476,675)	(160,621)	(3,560,104)	(28,940)
(82,805,876)	2,529,547	34,764,245	245,639
57,044,220	23,685,157	294,924,005	1,361,398

$354,956,395	$175,619,532	$2,293,729,052	$28,629,750

$136,959,068	$67,127,427	$1,043,705,776	$17,347,731
9,155,161	248,783	89,623,545	695,969
11,187,199	455,701	127,869,541	3,757,477
197,642,781	107,785,532	1,020,615,781	6,817,076
12,186	2,089	11,914,409	11,497

14,750,212	5,021,207	46,370,928	1,519,534
1,036,757	19,108	4,170,752	61,418
1,264,941	35,068	5,992,363	331,740
20,814,550	7,973,605	44,093,522	597,172
1,308	156	533,746	1,010

37,867,768	13,049,144	101,161,311	2,510,874

$9.29	$13.37	$22.51	$11.42
8.83	13.02	21.49	11.33
8.84	12.99	21.34	11.33
9.50	13.52	23.15	11.42
9.32	13.36	22.32	11.38

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Operations

For the Six Months Ended February 28, 2006 (Unaudited)

Capital
Growth
Fund

Investment income:

Dividends(a)	$9,223,624
Interest (including securities lending income of $78,692, $4,815, $156, $207,219 and $4,868, respectively)	242,357

Total income	9,465,981

Expenses:

Management fees	8,951,921
Distribution and service fees(b)	2,825,235
Transfer agent fees(b)	1,571,107
Custody and accounting fees	127,748
Registration fees	93,485
Printing fees	56,104
Professional fees	45,513
Amortization of offering costs	—
Service share fees	25,333
Trustee fees	6,925
Other	45,516

Total expenses	13,748,887

Less — expense reductions	(340,102)

Net expenses	13,408,785

NET INVESTMENT LOSS	(3,942,804)

Realized and unrealized gain (loss) on investment transactions:

Net realized gain (loss) from:
Investment transactions (including commissions recaptured of $142,481, $18,571, $0, $276,554 and $0, respectively)	67,028,717
Foreign currency related transactions	1,637
Net change in unrealized gain (loss) on:
Investments	53,394,593
Translation of assets and liabilities denominated in foreign currencies	(137)

Net realized and unrealized gain on investment and foreign currency related transactions	120,424,810

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$116,482,006

(a)	Foreign taxes withheld on dividends were $17,098, $936, $449 and $228, for Capital Growth, Strategic Growth, Concentrated Growth and Small/Mid Cap Growth Funds, respectively.
(b)	Class specific distribution, service and transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Capital Growth Fund	$1,714,440	$723,294	$387,501	$1,302,974	$137,426	$73,625	$55,055	$2,027
Strategic Growth Fund	175,564	47,467	56,983	133,428	9,019	10,827	34,782	7
Concentrated Growth Fund	78,314	775	2,065	59,518	147	392	18,865	2
Growth Opportunities Fund	1,218,366	444,935	591,737	925,958	84,538	112,430	173,268	1,916
Small/Mid Cap Growth Fund	5,322	1,048	2,473	4,045	199	470	1,168	2

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic	Concentrated	Growth	Small/Mid Cap
Growth	Growth	Opportunities	Growth
Fund	Fund	Fund	Fund

$1,561,033	$741,467	$4,559,768	$21,119
57,233	61,049	1,260,933	21,270

1,618,266	802,516	5,820,701	42,389

1,676,433	787,741	10,248,325	54,059
280,014	81,154	2,255,038	8,843
188,063	78,924	1,298,110	5,884
56,828	56,132	130,584	39,412
36,635	85,720	85,815	68,166
24,946	36,664	58,967	32,504
25,625	22,314	36,052	40,503
—	—	—	103,845
90	5	23,954	26
6,925	6,925	6,925	6,925
4,932	12,572	2,778	35,269

2,300,491	1,168,151	14,146,548	395,436

(149,677)	(187,353)	(15,559)	(324,115)

2,150,814	980,798	14,130,989	71,321

(532,548)	(178,282)	(8,310,288)	(28,932)

5,412,884	3,911,566	93,674,404	338,812
(13)	—	—	(2)
14,559,999	7,954,962	53,775,915	1,157,767
(6)	(5)	—	—

19,972,864	11,866,523	147,450,319	1,496,577

$19,440,316	$11,688,241	$139,140,031	$1,467,645

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund		Strategic Growth Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 28, 2006	August 31, 2005	February 28, 2006	August 31, 2005
	(Unaudited)		(Unaudited)
From operations:

Net investment income (loss)	$(3,942,804)	$3,899,185	$(532,548)	$926,509
Net realized gain (loss) from investment and foreign currency related transactions	67,030,354	145,216,218	5,412,871	(1,442,753)
Net increase from payments by affiliates for voluntary reimbursements	—	1,242,336	—	7,335
Net change in unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	53,394,456	25,527,787	14,559,993	29,569,999

Net increase in net assets resulting from operations	116,482,006	175,885,526	19,440,316	29,061,090

Distributions to shareholders:

From net investment income
Class A Shares	(887,540)	—	—	(30,630)
Institutional Shares	(1,237,696)	—	(157,294)	(739,578)
Service Shares	(14,681)	—	—	(4)
From net realized gain
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Institutional Shares	—	—	—	—
Service Shares	—	—	—	—

Total distributions to shareholders	(2,139,917)	—	(157,294)	(770,212)

From share transactions:

Proceeds from sales of shares	143,937,470	308,748,058	97,276,400	70,807,904
Proceeds received in connection with merger	—	—	—	42,856,797
Reinvestment of dividends and distributions	1,710,331	—	124,896	592,451
Cost of shares repurchased	(239,077,259)	(510,061,061)	(103,452,089)	(126,474,492)

Net increase (decrease) in net assets resulting from share transactions	(93,429,458)	(201,313,003)	(6,050,793)	(12,217,340)

TOTAL INCREASE (DECREASE)	20,912,631	(25,427,477)	13,232,229	16,073,538

Net assets:

Beginning of period	1,899,247,089	1,924,674,566	341,724,166	325,650,628

End of period	$1,920,159,720	$1,899,247,089	$354,956,395	$341,724,166

Accumulated undistributed (overdistributed) net investment income (loss)	$(1,772,944)	$4,309,777	$(476,675)	$213,167

(a)	Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Concentrated Growth Fund		Growth Opportunities Fund		Small/Mid Cap Growth Fund

For the	For the	For the	For the	For the	For the
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Period Ended
February 28, 2006	August 31, 2005	February 28, 2006	August 31, 2005	February 28, 2006	August 31, 3005(a)
(Unaudited)		(Unaudited)		(Unaudited)

$(178,282)	$284,825	$(8,310,288)	$(13,419,295)	$(28,932)	$(1,579)
3,911,566	2,997,373	93,674,404	131,149,073	338,810	(3,867)
—	—	—	—	—	—
7,954,957	10,234,349	53,775,915	127,670,835	1,157,767	203,631

11,688,241	13,516,547	139,140,031	245,400,613	1,467,645	198,185

—	—	—	—	(268)	—
(287,210)	—	—	—	(658)	—
—	—	—	—	—	—

(1,497,741)	(954,804)	(49,273,074)	—	(26,512)	—
(3,717)	(1,402)	(4,687,814)	—	(1,714)	—
(10,126)	(4,248)	(6,284,599)	—	(1,179)	—
(2,216,330)	(759,008)	(43,875,973)	—	(59,790)	—
(48)	(28)	(472,600)	—	(109)	—

(4,015,172)	(1,719,490)	(104,594,060)	—	(90,230)	—

41,861,665	70,309,159	556,758,222	958,266,779	22,236,722	5,884,565
—	—	—	—	—	—
3,733,414	1,579,641	91,602,791	—	87,553	—
(26,103,474)	(42,256,201)	(277,177,170)	(378,279,259)	(1,153,674)	(1,016)

19,491,605	29,632,599	371,183,843	579,987,520	21,170,601	5,883,549

27,164,674	41,429,656	405,729,814	825,388,133	22,548,016	6,081,734

148,454,858	107,025,202	1,887,999,238	1,062,611,105	6,081,734	—

$175,619,532	$148,454,858	$2,293,729,052	$1,887,999,238	$28,629,750	$6,081,734

$(160,621)	$304,871	$(3,560,104)	$4,750,184	$(28,940)	$918

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements

February 28, 2006 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Growth Opportunities Fund, and Goldman Sachs Small/Mid Cap Growth Fund collectively, the “Funds” or individually a “Fund”. Each Fund (except the Concentrated Growth Fund) is a diversified portfolio. Concentrated Growth is a non-diversified portfolio. Each Fund offers five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Such sales loads are paid directly to Goldman Sachs & Co. (“Goldman Sachs”) as distributor of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Net investment income (other than class-specific expenses) and unrealized and realized gains or losses of the Funds are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

D. Offering Costs — Offering costs paid in connection with the offering of shares of the Small/Mid Cap Growth Fund are amortized on a straight-line basis over 12 months from the date of the commencement of operations.

E. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions

GOLDMAN SACHS GROWTH EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
to shareholders are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or from tax return of capital.

F. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate or physically move liquid assets, on the books of their custodian or to respective counterparty, with a current value equal to or greater than the market value of the corresponding transactions.

G. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and sale of investments; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest, and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by each Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

I. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statement of Operations.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

3. AGREEMENTS

     GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     GSAM has entered into a fee reduction commitment for the Strategic Growth, Concentrated Growth and Growth Opportunities Funds which was implemented on a voluntary basis beginning July 1, 2005 and on a contractual basis as of December 29, 2005 to achieve the rates listed below.
     The rates listed below for the Capital Growth and Small/Mid Cap Growth Funds have been contractual for the six months ended February 28, 2006.

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Capital Growth	1.00%	First $1 Billion
	0.90	Next $1 Billion
	0.80	Over $2 Billion

Strategic Growth	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Concentrated Growth	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Growth Opportunities	1.00	First $2 Billion
	0.90	Over $2 Billion

Small/Mid Cap Growth	1.00	First $2 Billion
	0.90	Over $2 Billion

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any offset arrangements) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.

     For the six months ended February 28, 2006, the Other Expense limitations of the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/Mid Cap Growth Funds as an annual percentage rate of average daily net assets were 0.004%, 0.004%, 0.044%, 0.114% and 0.064%, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B or Class C Shares.

GOLDMAN SACHS GROWTH EQUITY FUNDS

3. AGREEMENTS (continued)

     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2006, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Capital Growth	$93,100	$200	$—

Strategic Growth	11,100	—	—

Concentrated Growth	700	—	—

Growth Opportunities	136,800	200	—

Small/Mid Cap Growth	13,000	—	—

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     For the six months ended February 28, 2006, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Management Fee	Other Expense	Custody Fee	Total Expense
Fund	Waiver	Reimbursement	Reductions	Reductions

Capital Growth	$—	$338	$2	$340

Strategic Growth	—	149	1	150

Concentrated Growth	—	186	1	187

Growth Opportunities	15	—	1	16

Small/Mid Cap Growth	—	323	1	324

     At February 28, 2006, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Capital Growth	$1,407	$435	$246	$2,088

Strategic Growth	272	42	29	343

Concentrated Growth	133	13	13	159

Growth Opportunities	1,722	365	214	2,301

Small/Mid Cap Growth	18	5	5	28

GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended February 28, 2006, were as follows:

Fund	Purchases	Sales and Maturities

Capital Growth	$405,240,622	$523,241,353

Strategic Growth	113,398,653	121,793,656

Concentrated Growth	59,169,439	46,041,957

Growth Opportunities	864,766,772	636,188,324

Small/Mid Cap Growth	20,380,094	2,481,088

For the six months ended February 28, 2006, Goldman Sachs earned approximately $54,000, $40,800, $11,200 and $102,500 of brokerage commissions from portfolio transactions executed on behalf of the Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds, respectively.

     During the year ended August 31, 2005, GSAM had voluntarily agreed to reimburse the Goldman Sachs Capital Growth and Strategic Growth Funds approximately $1,242,300 and $7,300, respectively, for certain class action settlements in which the Funds were eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through their securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 28, 2006, are reported parenthetically under Investment Income on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

GOLDMAN SACHS GROWTH EQUITY FUNDS

5. SECURITIES LENDING (continued)
     The table below details securities lending activity as of, and for the six months ended February 28, 2006:

				Earnings Received
			Earnings of BGA	by the Funds	Amounts Payable
			Relating to	from Lending to	to Goldman Sachs
	Market Value	Cash Collateral	Securities	Goldman Sachs	Upon Return
	of Securities	Received for Loans	Loaned for the	for the	of Securities
	on Loan as of	Outstanding as of	Six Months ended	Six Months ended	Loaned as of
Fund	February 28, 2006	February 28, 2006	February 28, 2006	February 28, 2006	February 28, 2006

Capital Growth	$19,934,226	$20,742,300	$13,885	$4,166	$—

Strategic Growth	979,770	973,500	849	—	—

Concentrated Growth	—	—	27	—	—

Growth Opportunities	205,700,408	211,546,025	36,563	23,510	3,675,000

Small/Mid Cap Growth	527,870	549,750	874	—	—

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the six months ended February 28, 2006, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2005, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Capital	Strategic	Concentrated	Growth	Small/Mid Cap
	Growth	Growth	Growth	Opportunities	Growth

Capital loss carryforward*:
Expiring 2009	$—	$(1,121,670)	$—	$—	$—
Expiring 2010	(53,719,899)	(26,222,448)	—	—	—
Expiring 2011	(264,243,165)	(32,615,744)	—	—	—
Expiring 2012	—	(13,060,848)	—	—	—
Expiring 2013	—	(2,826,194)	—	—	—

Total capital loss carryforward	(317,963,064)	(75,846,904)	—	—	—
Timing differences (post October losses)	(202)	(4,583,928)	—	—	(3,867)

*	Expiration occurs on August 31 of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.

At February 28, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

					Small/Mid Cap
	Capital Growth	Strategic Growth	Concentrated Growth	Growth Opportunities	Growth

Tax Cost	$1,548,642,582	$310,156,201	$152,073,253	$2,207,501,061	$26,298,761

Gross unrealized gain	417,205,627	54,342,897	24,431,266	346,855,514	1,764,765
Gross unrealized loss	(22,037,076)	(5,030,947)	(2,110,407)	(54,953,412)	(403,367)

Net unrealized security gain	$395,168,551	$49,311,950	$22,320,859	$291,902,102	$1,361,398

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to wash sales and differences related to the return of capital distributions from underlying fund investments.

GOLDMAN SACHS GROWTH EQUITY FUNDS

8. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including these funds, and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision.

     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Fund is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

Mergers and Reorganizations — At a meeting held on August 5, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Organization (“the Agreement”) providing for the tax-free acquisition of the Golden Oak Growth Portfolio by the Goldman Sachs Strategic Growth Fund. The acquisition was completed on September 28, 2004.

Pursuant to the Agreement, the assets and liabilities of the Golden Oak Growth Portfolio (“Acquired Fund”) Institutional Class and Class A, were transferred into the Goldman Sachs Strategic Growth Fund (“Survivor”) Institutional Class and Class A, respectively, in a tax-free exchange as follows:

GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

8. OTHER MATTERS (continued)

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of September 28, 2004

Goldman Sachs Strategic Growth Class A/ Golden Oak Growth Class A	682,200	$5,491,389	723,164

Goldman Sachs Strategic Growth Institutional Class/ Golden Oak Growth Institutional Class	4,540,293	37,365,408	4,719,198

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Internal Revenue Code.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s			Aggregate
	Aggregate	Aggregate	Acquired	Acquired	Net Assets
	Net Assets	Net Assets	Fund’s	Fund’s	immediately
	Before	Before	Unrealized	Capital Loss	After
Survivor/Acquired Fund	Acquisition	Acquisition	Appreciation	Carryforward	Acquisition

Goldman Sachs Strategic Growth/ Golden Oak Growth	$329,499,240	$42,856,797	$909,037	$(31,400,410)	$372,356,037

GOLDMAN SACHS GROWTH EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth				Strategic Growth

	For the Six Months Ended		For the Year Ended		For the Six Months Ended		For the Year Ended
	February 28, 2006		August 31, 2005		February 28, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,959,772	$101,704,294	10,905,763	$210,332,623	2,463,808	$22,284,854	4,240,659	$35,827,362
Shares issued in connection with merger	—	—	—	—	—	—	682,200	5,491,389
Reinvestments of distributions	40,542	842,067	—	—	—	—	2,512	21,829
Shares converted from Class B(a)	295,118	5,967,949	224,156	4,294,865	14,955	131,827	5,653	46,699
Shares repurchased	(7,533,735)	(154,579,476)	(16,027,832)	(309,560,258)	(6,513,125)	(57,073,377)	(7,604,177)	(63,459,367)

	(2,238,303)	(46,065,166)	(4,897,913)	(94,932,770)	(4,034,362)	(34,656,696)	(2,673,153)	(22,072,088)

Class B Shares
Shares sold	99,517	1,895,090	385,427	6,915,450	32,094	273,749	76,841	628,161
Reinvestments of distributions	—	—	—	—	—	—	—	—
Shares converted to Class A (a)	(318,133)	(5,967,949)	(240,768)	(4,294,865)	(15,697)	(131,827)	(5,904)	(46,699)
Shares repurchased	(1,588,255)	(30,154,997)	(3,021,247)	(54,340,154)	(200,511)	(1,709,413)	(336,226)	(2,731,825)

	(1,806,871)	(34,227,856)	(2,876,588)	(51,719,569)	(184,114)	(1,567,491)	(265,289)	(2,150,363)

Class C Shares
Shares sold	297,078	5,651,012	770,579	13,848,461	149,461	1,267,250	321,254	2,614,812
Reinvestments of distributions	—	—	—	—	—	—	—	—
Shares repurchased	(828,440)	(15,754,859)	(1,617,451)	(29,050,574)	(246,768)	(2,120,490)	(436,843)	(3,540,426)

	(531,362)	(10,103,847)	(846,872)	(15,202,113)	(97,307)	(853,240)	(115,589)	(925,614)

Institutional Shares
Shares sold	1,555,564	32,963,575	3,618,793	71,778,077	7,963,890	73,449,116	3,690,890	31,671,888
Shares issued in connection with merger	—	—	—	—	—	—	4,540,293	37,365,408
Reinvestments of distributions	40,112	855,575	—	—	13,430	124,896	64,477	570,622
Shares repurchased	(1,750,385)	(36,990,959)	(5,785,592)	(114,781,519)	(4,569,402)	(42,297,291)	(6,541,414)	(56,614,144)

	(154,709)	(3,171,809)	(2,166,799)	(43,003,442)	3,407,918	31,276,721	1,754,246	12,993,774

Service Shares
Shares sold	84,770	1,723,499	309,911	5,873,447	161	1,431	7,907	65,681
Reinvestments of distributions	617	12,689	—	—	—	—	—	—
Shares repurchased	(78,127)	(1,596,968)	(121,799)	(2,328,556)	(28,605)	(251,518)	(14,841)	(128,730)

	7,260	139,220	188,112	3,544,891	(28,444)	(250,087)	(6,934)	(63,049)

NET INCREASE (DECREASE)	(4,723,985)	$(93,429,458)	(10,600,060)	$(201,313,003)	(936,309)	$(6,050,793)	(1,306,719)	$(12,217,340)

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	Concentrated Growth				Growth Opportunities

	For the Six Months Ended		For the Year Ended		For the Six Months Ended		For the Year Ended
	February 28, 2006		August 31, 2005		February 28, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	843,789	$11,091,573	1,837,881	$22,488,908	8,248,253	$182,507,143	19,358,328	$405,609,610
Shares issued in connection with merger	—	—	—	—	—	—	—	—
Reinvestments of distributions	106,245	1,389,688	69,024	858,655	2,114,580	45,970,964	—	—
Shares converted from Class B(a)	—	—	223	2,822	24,352	528,623	37,348	784,427
Shares repurchased	(825,667)	(10,772,965)	(2,243,907)	(27,474,246)	(6,171,901)	(136,495,313)	(10,373,234)	(215,596,076)

	124,367	1,708,296	(336,779)	(4,123,861)	4,215,284	92,511,902	9,022,442	190,797,961

Class B Shares
Shares sold	10,766	137,384	2,503	29,795	205,404	4,338,552	472,532	9,442,842
Reinvestments of distributions	203	2,603	86	1,048	191,738	3,986,244	—	—
Shares converted to Class A (a)	—	—	(226)	(2,822)	(25,419)	(528,623)	(38,815)	(784,427)
Shares repurchased	(1,047)	(13,056)	(1,508)	(17,833)	(480,311)	(10,167,014)	(936,639)	(18,737,466)

	9,922	126,931	855	10,188	(108,588)	(2,370,841)	(502,922)	(10,079,051)

Class C Shares
Shares sold	2,782	35,581	15,677	188,143	1,099,919	23,102,954	2,322,801	46,445,349
Reinvestments of distributions	731	9,301	343	4,193	215,290	4,443,583	—	—
Shares repurchased	(706)	(8,787)	(5,220)	(62,313)	(628,095)	(13,226,438)	(885,316)	(17,586,556)

	2,807	36,095	10,800	130,023	687,114	14,320,099	1,437,485	28,858,793

Institutional Shares
Shares sold	2,320,362	30,597,052	3,910,548	47,602,138	14,979,454	341,518,261	22,950,565	488,741,156
Shares issued in connection with merger	—	—	—	—	—	—	—	—
Reinvestments of distributions	176,516	2,331,774	57,029	715,718	1,658,823	37,041,517	—	—
Shares repurchased	(1,162,716)	(15,308,590)	(1,184,968)	(14,701,635)	(5,036,949)	(115,342,495)	(5,780,309)	(124,540,094)

	1,334,162	17,620,236	2,782,609	33,616,221	11,601,328	263,217,283	17,170,256	364,201,062

Service Shares
Shares sold	5	75	14	175	217,175	4,762,204	379,877	8,027,822
Reinvestments of distributions	4	48	2	27	7,443	160,483	—	—
Shares repurchased	(6)	(76)	(13)	(174)	(64,672)	(1,417,287)	(85,389)	(1,819,067)

	3	47	3	28	159,946	3,505,400	294,488	6,208,755

NET INCREASE (DECREASE)	1,471,261	$19,491,605	2,457,488	$29,632,599	16,555,084	$371,183,843	27,421,749	$579,987,520

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS GROWTH EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Growth

	For the Six Months Ended		For the Period Ended
	February 28, 2006		August 31, 2005(b)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,563,582	$17,180,758	54,773	$565,210
Reinvestments of distributions	2,339	24,693	—	—
Shares converted from Class B(a)	—	—	—	—
Shares repurchased	(101,063)	(1,121,910)	(97)	(1,016)

	1,464,858	16,083,541	54,676	564,194

Class B Shares
Shares sold	55,094	601,186	6,624	68,115
Reinvestments of Distributions	163	1,714	—	—
Shares converted to Class A(a)	—	—	—	—
Shares repurchased	(463)	(5,056)	—	—

	54,794	597,844	6,624	68,115

Class C Shares
Shares sold	330,195	3,680,914	1,848	18,883
Reinvestments of Distributions	56	588	—	—
Shares repurchased	(359)	(3,776)	—	—

	329,892	3,677,726	1,848	18,883

Institutional Shares
Shares sold	71,878	773,864	521,716	5,222,357
Reinvestments of distributions	5,730	60,449	—	—
Shares repurchased	(2,152)	(22,932)	—	—

	75,456	811,381	521,716	5,222,357

Service Shares
Shares sold	—	—	1,000	10,000
Reinvestments of distributions	10	109	—	—
Shares repurchased	—	—	—	—

	10	109	1,000	10,000

NET INCREASE (DECREASE)	1,925,010	$21,170,601	585,864	$5,883,549

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commencement date of operations for the Small/Mid Cap Growth Fund was June 30, 2005 for all share classes.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$20.06	$(0.04)		$1.31	$1.27	$(0.01)	$—
2006 - B	18.63	(0.11)		1.21	1.10	—	—
2006 - C	18.60	(0.11)		1.22	1.11	—	—
2006 - Institutional	20.65	—	(c)	1.35	1.35	(0.09)	—
2006 - Service	19.86	(0.05)		1.30	1.25	(0.03)	—
FOR THE YEARS ENDED AUGUST 31,

2005 - A	18.31	0.05	(e)	1.70 (f)	1.75	—	—
2005 - B	17.13	(0.09	)(e)	1.59 (f)	1.50	—	—
2005 - C	17.10	(0.09	)(e)	1.59 (f)	1.50	—	—
2005 - Institutional	18.77	0.13	(e)	1.75 (f)	1.88	—	—
2005 - Service	18.14	0.01	(e)	1.71 (f)	1.72	—	—

2004 - A	17.07	(0.05)		1.29	1.24	—	—
2004 - B	16.09	(0.17)		1.21	1.04	—	—
2004 - C	16.07	(0.17)		1.20	1.03	—	—
2004 - Institutional	17.44	0.03		1.30	1.33	—	—
2004 - Service	16.94	(0.07)		1.27	1.20	—	—

2003 - A	15.44	—	(c)	1.63	1.63	—	—
2003 - B	14.66	(0.11)		1.54	1.43	—	—
2003 - C	14.64	(0.11)		1.54	1.43	—	—
2003 - Institutional	15.71	0.06		1.67	1.73	—	—
2003 - Service	15.33	(0.01)		1.62	1.61	—	—

2002 - A	19.76	(0.05)		(4.24)	(4.29)	—	(0.03)
2002 - B	18.90	(0.18)		(4.03)	(4.21)	—	(0.03)
2002 - C	18.88	(0.18)		(4.03)	(4.21)	—	(0.03)
2002 - Institutional	20.02	0.02		(4.30)	(4.28)	—	(0.03)
2002 - Service	19.63	(0.07)		(4.20)	(4.27)	—	(0.03)

2001 - A	28.95	(0.06)		(7.23)	(7.29)	—	(1.90)
2001 - B	27.99	(0.23)		(6.96)	(7.19)	—	(1.90)
2001 - C	27.94	(0.22)		(6.94)	(7.16)	—	(1.90)
2001 - Institutional	29.19	0.03		(7.30)	(7.27)	—	(1.90)
2001 - Service	28.81	(0.08)		(7.20)	(7.28)	—	(1.90)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.56% of average net assets.
(f)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$21.32	6.35%	$1,412,885	1.40	%(d)	(0.39	)% (d)	1.43	%(d)	(0.42	)% (d)	21%
19.73	5.90	134,472	2.15	(d)	(1.15	)(d)	2.18	(d)	(1.18	)(d)	21
19.71	5.97	75,501	2.15	(d)	(1.14	)(d)	2.18	(d)	(1.17	)(d)	21
21.91	6.57	286,686	1.00	(d)	0.01	(d)	1.03	(d)	(0.02	)(d)	21
21.08	6.29	10,617	1.50	(d)	(0.49	)(d)	1.53	(d)	(0.52	)(d)	21

20.06	9.56	1,374,264	1.39		0.24	(e)	1.45		0.18	(e)	34
18.63	8.76	160,575	2.14		(0.48	)(e)	2.20		(0.54	)(e)	34
18.60	8.77	81,132	2.14		(0.49	)(e)	2.20		(0.55	)(e)	34
20.65	10.02	273,418	0.99		0.68	(e)	1.05		0.62	(e)	34
19.86	9.48	9,858	1.49		0.04	(e)	1.55		(0.02	)(e)	34

18.31	7.26	1,343,848	1.39		(0.26)		1.47		(0.34)		43
17.13	6.46	196,910	2.14		(1.01)		2.22		(1.09)		43
17.10	6.41	89,086	2.14		(1.01)		2.22		(1.09)		43
18.77	7.63	289,239	0.99		0.14		1.07		0.06		43
18.14	7.08	5,592	1.49		(0.36)		1.57		(0.44)		43

17.07	10.56	1,483,768	1.40		0.00		1.48		(0.08)		17
16.09	9.75	226,663	2.15		(0.74)		2.23		(0.82)		17
16.07	9.77	100,027	2.15		(0.74)		2.23		(0.82)		17
17.44	11.01	303,840	1.00		0.41		1.08		0.33		17
16.94	10.50	5,985	1.50		(0.10)		1.58		(0.18)		17

15.44	(21.74)	1,388,868	1.43		(0.29)		1.47		(0.33)		11
14.66	(22.31)	238,335	2.18		(1.04)		2.22		(1.08)		11
14.64	(22.33)	101,783	2.18		(1.04)		2.22		(1.08)		11
15.71	(21.41)	316,020	1.03		0.11		1.07		0.07		11
15.33	(21.78)	5,976	1.53		(0.39)		1.57		(0.43)		11

19.76	(26.48)	2,001,259	1.44		(0.25)		1.46		(0.27)		18
18.90	(27.06)	338,673	2.19		(1.00)		2.21		(1.02)		18
18.88	(27.00)	127,839	2.19		(1.00)		2.21		(1.02)		18
20.02	(26.18)	444,195	1.04		0.15		1.06		0.13		18
19.63	(26.58)	8,979	1.54		(0.35)		1.56		(0.37)		18

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$8.75	$(0.02)		$0.56	$0.54	$—	$—
2006 - B	8.35	(0.05)		0.53	0.48	—	—
2006 - C	8.36	(0.05)		0.53	0.48	—	—
2006 - Institutional	8.94	—	(d)	0.57	0.57	(0.01)	—
2006 - Service	8.77	(0.02)		0.57	0.55	—	—
FOR THE YEARS ENDED AUGUST 31,

2005 - A	8.07	0.01	(e)	0.67	0.68	— (d)	—
2005 - B	7.76	(0.05	)(e)	0.64	0.59	—	—
2005 - C	7.78	(0.05	)(e)	0.63	0.58	—	—
2005 - Institutional	8.25	0.05	(e)	0.68	0.73	(0.04)	—
2005 - Service	8.10	—	(d)(e)	0.67	0.67	— (d)	—

2004 - A	7.79	(0.04)		0.32	0.28	—	—
2004 - B	7.55	(0.10)		0.31	0.21	—	—
2004 - C	7.56	(0.10)		0.32	0.22	—	—
2004 - Institutional	7.93	(0.01)		0.33	0.32	—	—
2004 - Service	7.82	(0.05)		0.33	0.28	—	—

2003 - A	6.95	(0.03)		0.87	0.84	—	—
2003 - B	6.79	(0.08)		0.84	0.76	—	—
2003 - C	6.80	(0.09)		0.85	0.76	—	—
2003 - Institutional	7.05	(0.01)		0.89	0.88	—	—
2003 - Service	6.97	(0.03)		0.88	0.85	—	—

2002 - A	9.22	(0.06)		(2.21)	(2.27)	—	—	(d)
2002 - B	9.07	(0.12)		(2.16)	(2.28)	—	—	(d)
2002 - C	9.08	(0.12)		(2.16)	(2.28)	—	—	(d)
2002 - Institutional	9.30	(0.02)		(2.23)	(2.25)	—	—	(d)
2002 - Service	9.23	(0.05)		(2.21)	(2.26)	—	—	(d)

2001 - A	12.52	(0.06)		(3.24)	(3.30)	—	—
2001 - B	12.40	(0.13)		(3.20)	(3.33)	—	—
2001 - C	12.42	(0.13)		(3.21)	(3.34)	—	—
2001 - Institutional	12.58	(0.02)		(3.26)	(3.28)	—	—
2001 - Service	12.52	(0.04)		(3.25)	(3.29)	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.57% of average net assets.

(f)	Amount is less than 0.005%.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.29	6.06%	$136,959	1.44	%(c)	(0.48	)% (c)	1.53	%(c)	(0.57	)% (c)	34%
8.83	5.75	9,155	2.19	(c)	(1.23	)(c)	2.28	(c)	(1.32	)(c)	34
8.84	5.74	11,187	2.19	(c)	(1.23	)(c)	2.28	(c)	(1.32	)(c)	34
9.50	6.36	197,643	1.04	(c)	(0.07	)(c)	1.14	(c)	(0.17	)(c)	34
9.32	6.27	12	1.43	(c)	(0.37	)(c)	1.52	(c)	(0.46	)(c)	34

8.75	8.44	164,330	1.44		0.12	(e)	1.57		(0.01	)(e)	46
8.35	7.60	10,195	2.19		(0.62	)(e)	2.32		(0.75	)(e)	46
8.36	7.46	11,392	2.19		(0.64	)(e)	2.32		(0.77	)(e)	46
8.94	8.82	155,546	1.04		0.54	(e)	1.17		0.41	(e)	46
8.77	8.27	261	1.54		0.00	(e)(f)	1.67		(0.13	)(e)	46

8.07	3.59	173,243	1.44		(0.47)		1.55		(0.58)		19
7.76	2.78	11,537	2.19		(1.22)		2.30		(1.33)		19
7.78	2.91	11,491	2.19		(1.22)		2.30		(1.33)		19
8.25	4.04	129,083	1.04		(0.07)		1.15		(0.18)		19
8.10	3.58	297	1.54		(0.58)		1.65		(0.69)		19

7.79	12.09	146,867	1.45		(0.49)		1.62		(0.66)		14
7.55	11.19	11,452	2.20		(1.24)		2.37		(1.41)		14
7.56	11.18	8,979	2.20		(1.24)		2.37		(1.41)		14
7.93	12.48	93,806	1.05		(0.09)		1.22		(0.26)		14
7.82	12.20	1	1.55		(0.44)		1.72		(0.61)		14

6.95	(24.59)	113,813	1.45		(0.66)		1.63		(0.84)		40
6.79	(25.11)	9,781	2.20		(1.41)		2.38		(1.59)		40
6.80	(25.08)	5,109	2.20		(1.41)		2.38		(1.59)		40
7.05	(24.17)	59,130	1.05		(0.27)		1.23		(0.45)		40
6.97	(24.46)	1	1.55		(0.58)		1.73		(0.76)		40

9.22	(26.35)	109,315	1.44		(0.52)		1.67		(0.75)		25
9.07	(26.84)	14,235	2.19		(1.27)		2.42		(1.50)		25
9.08	(26.88)	5,613	2.19		(1.27)		2.42		(1.50)		25
9.30	(26.06)	45,898	1.04		(0.15)		1.27		(0.38)		25
9.23	(26.27)	1	1.54		(0.37)		1.77		(0.60)		25

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$12.74	$(0.03)		$0.97	$0.94	$—	$(0.31)	$(0.31)
2006 - B	12.46	(0.07)		0.94	0.87	—	(0.31)	(0.31)
2006 - C	12.43	(0.08)		0.95	0.87	—	(0.31)	(0.31)
2006 - Institutional	12.89	—	(d)	0.98	0.98	(0.04)	(0.31)	(0.35)
2006 - Service	12.73	(0.03)		0.97	0.94	—	(0.31)	(0.31)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	11.70	0.01	(e)	1.22	1.23	—	(0.19)	(0.19)
2005 - B	11.53	(0.09	)(e)	1.21	1.12	—	(0.19)	(0.19)
2005 - C	11.51	(0.09	)(e)	1.20	1.11	—	(0.19)	(0.19)
2005 - Institutional	11.79	0.05	(e)	1.24	1.29	—	(0.19)	(0.19)
2005 - Service	11.70	—	(e)	1.22	1.22	—	(0.19)	(0.19)

2004 - A	11.64	(0.07)		0.17	0.10	—	(0.04)	(0.04)
2004 - B	11.56	(0.16)		0.17	0.01	—	(0.04)	(0.04)
2004 - C	11.55	(0.16)		0.16	—	—	(0.04)	(0.04)
2004 - Institutional	11.68	(0.02)		0.17	0.15	—	(0.04)	(0.04)
2004 - Service	11.64	(0.07)		0.17	0.10	—	(0.04)	(0.04)
FOR THE PERIOD ENDED AUGUST 31,

2003 - A (commenced September 3, 2002)	10.00	(0.08)		1.72	1.64	—	—	—
2003 - B (commenced September 3, 2002)	10.00	(0.16)		1.72	1.56	—	—	—
2003 - C (commenced September 3, 2002)	10.00	(0.16)		1.71	1.55	—	—	—
2003 - Institutional (commenced September 3, 2002)	10.00	(0.03)		1.71	1.68	—	—	—
2003 - Service (commenced September 3, 2002)	10.00	(0.07)		1.71	1.64	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.51% of average net assets.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.37	7.46%	$67,127	1.48	%(c)	(0.46	)% (c)	1.72	%(c)	(0.70	)% (c)	29%
13.02	7.06	249	2.24	(c)	(1.17	)(c)	2.52	(c)	(1.45	)(c)	29
12.99	7.08	456	2.23	(c)	(1.22	)(c)	2.47	(c)	(1.46	)(c)	29
13.52	7.70	107,786	1.08	(c)	(0.06	)(c)	1.32	(c)	(0.29	)(c)	29
13.36	7.47	2	1.50	(c)	(0.49	)(c)	1.70	(c)	(0.69	)(c)	29

12.74	10.52	62,366	1.48		0.06	(d)	1.71		(0.17	)(d)	46
12.46	9.71	115	2.23		(0.72	)(d)	2.46		(0.95	)(d)	46
12.43	9.64	401	2.23		(0.76	)(d)	2.46		(0.99	)(d)	46
12.89	10.95	85,571	1.08		0.40	(d)	1.31		0.17	(d)	46
12.73	10.43	2	1.58		(0.05	)(d)	1.81		(0.28	)(d)	46

11.70	0.84	61,216	1.48		(0.61)		1.79		(0.92)		28
11.53	0.06	96	2.23		(1.38)		2.54		(1.69)		28
11.51	(0.02)	247	2.23		(1.34)		2.54		(1.65)		28
11.79	1.26	45,464	1.08		(0.20)		1.39		(0.51)		28
11.70	0.84	2	1.58		(0.61)		1.89		(0.92)		28

11.64	16.40	49,494	1.48	(c)	(0.76	)(c)	2.65	(c)	(1.93	)(c)	19
11.56	15.60	92	2.23	(c)	(1.50	)(c)	3.40	(c)	(2.67	)(c)	19
11.55	15.50	20	2.23	(c)	(1.53	)(c)	3.40	(c)	(2.70	)(c)	19
11.68	16.80	27,810	1.08	(c)	(0.32	)(c)	2.25	(c)	(1.49	)(c)	19
11.64	16.40	2	1.58	(c)	(0.72	)(c)	2.75	(c)	(1.89	)(c)	19

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	realized
Year - Share Class	of period	loss(a)		gain (loss)	operations	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$22.21	$(0.10)		$1.52	$1.42	$(1.12)
2006 - B	21.33	(0.17)		1.45	1.28	(1.12)
2006 - C	21.19	(0.17)		1.44	1.27	(1.12)
2006 - Institutional	22.77	(0.06)		1.56	1.50	(1.12)
2006 - Service	22.05	(0.11)		1.50	1.39	(1.12)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	18.58	(0.20	) (d)	3.83	3.63	—
2005 - B	17.98	(0.34	) (d)	3.69	3.35	—
2005 - C	17.86	(0.34	) (d)	3.67	3.33	—
2005 - Institutional	18.97	(0.12	) (d)	3.92	3.80	—
2005 - Service	18.46	(0.23	) (d)	3.82	3.59	—

2004 - A	17.38	(0.15)		1.35	1.20	—
2004 - B	16.94	(0.28)		1.32	1.04	—
2004 - C	16.83	(0.28)		1.31	1.03	—
2004 - Institutional	17.67	(0.08)		1.38	1.30	—
2004 - Service	17.29	(0.17)		1.34	1.17	—

2003 - A	14.09	(0.12)		3.41	3.29	—
2003 - B	13.84	(0.22)		3.32	3.10	—
2003 - C	13.74	(0.22)		3.31	3.09	—
2003 - Institutional	14.27	(0.06)		3.46	3.40	—
2003 - Service	14.03	(0.13)		3.39	3.26	—

2002 - A	18.11	(0.15)		(3.87)	(4.02)	—
2002 - B	17.92	(0.27)		(3.81)	(4.08)	—
2002 - C	17.80	(0.27)		(3.79)	(4.06)	—
2002 - Institutional	18.26	(0.08)		(3.91)	(3.99)	—
2002 - Service	18.05	(0.16)		(3.86)	(4.02)	—

2001 - A	19.50	(0.14)		(0.66)	(0.80)	(0.59)
2001 - B	19.45	(0.28)		(0.66)	(0.94)	(0.59)
2001 - C	19.31	(0.28)		(0.64)	(0.92)	(0.59)
2001 - Institutional	19.59	(0.07)		(0.67)	(0.74)	(0.59)
2001 - Service	19.45	(0.16)		(0.65)	(0.81)	(0.59)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.03% of average net assets.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$22.51	6.59%	$1,043,706	1.46	%(c)	(0.90	)% (c)	1.47	%(c)	(0.91	)% (c)	31%
21.49	6.19	89,624	2.21	(c)	(1.65	)(c)	2.22	(c)	(1.66	)(c)	31
21.34	6.19	127,870	2.22	(c)	(1.65	)(c)	2.22	(c)	(1.65	)(c)	31
23.15	6.78	1,020,616	1.07	(c)	(0.50	)(c)	1.07	(c)	(0.50	)(c)	31
22.32	6.50	11,914	1.57	(c)	(1.00	)(c)	1.57	(c)	(1.00	)(c)	31

22.21	19.54	936,312	1.49		(0.94	)(d)	1.49		(0.94	)(d)	62
21.33	18.63	91,286	2.24		(1.69	)(d)	2.24		(1.69	)(d)	62
21.19	18.65	112,420	2.24		(1.69	)(d)	2.24		(1.69	)(d)	62
22.77	20.03	739,739	1.09		(0.54	)(d)	1.09		(0.54	)(d)	62
22.05	19.45	8,242	1.59		(1.04	)(d)	1.59		(1.04	)(d)	62

18.58	6.90	615,510	1.49		(0.80)		1.49		(0.80)		51
17.98	6.14	85,969	2.24		(1.55)		2.24		(1.55)		51
17.86	6.12	69,067	2.24		(1.55)		2.24		(1.55)		51
18.97	7.36	290,601	1.09		(0.40)		1.09		(0.40)		51
18.46	6.77	1,464	1.59		(0.87)		1.59		(0.87)		51

17.38	23.35	441,187	1.53		(0.80)		1.53		(0.80)		66
16.94	22.40	85,601	2.28		(1.56)		2.28		(1.56)		66
16.83	22.49	63,358	2.28		(1.56)		2.28		(1.56)		66
17.67	23.83	189,498	1.13		(0.41)		1.13		(0.41)		66
17.29	23.24	539	1.63		(0.90)		1.63		(0.90)		66

14.09	(22.20)	368,361	1.51		(0.87)		1.51		(0.87)		69
13.84	(22.77)	68,639	2.26		(1.62)		2.26		(1.62)		69
13.74	(22.81)	47,581	2.26		(1.62)		2.26		(1.62)		69
14.27	(21.89)	134,954	1.11		(0.47)		1.11		(0.47)		69
14.03	(22.27)	471	1.61		(0.99)		1.61		(0.99)		69

18.11	(4.17)	428,981	1.54		(0.74)		1.54		(0.74)		66
17.92	(4.92)	73,776	2.29		(1.49)		2.29		(1.49)		66
17.80	(4.85)	47,738	2.29		(1.49)		2.29		(1.49)		66
18.26	(3.79)	128,182	1.14		(0.34)		1.14		(0.34)		66
18.05	(4.24)	232	1.64		(0.84)		1.64		(0.84)		66

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized
Year - Share Class	of period	loss(a)	gain	operations	income	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$10.40	$(0.03)	$1.16	$1.13	$—	$(0.11)
2006 - B	10.36	(0.08)	1.16	1.08	—	(0.11)
2006 - C	10.36	(0.07)	1.15	1.08	—	(0.11)
2006 - Institutional	10.38	(0.02)	1.17	1.15	—	(0.11)
2006 - Service	10.37	(0.04)	1.16	1.12	—	(0.11)
FOR THE PERIOD ENDED AUGUST 31,

2005 - A (commenced June 30, 2005)	10.00	(0.01)	0.41	0.40	—	—
2005 - B (commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—	—
2005 - C (commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—	—
2005 - Institutional (commenced June 30, 2005)	10.00	— (d)	0.38	0.38	—	—
2005 - Service (commenced June 30, 2005)	10.00	(0.01)	0.38	0.37	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	loss	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

$11.42	10.95%	$17,348	1.50%	(0.62)%	6.12%	(5.24)%	22%
11.33	10.50	696	2.25	(1.43)	7.39	(6.57)	22
11.33	10.50	3,757	2.29	(1.24)	5.99	(4.94)	22
11.42	11.17	6,817	1.07	(0.38)	8.29	(7.60)	22
11.38	10.88	11	1.57	(0.86)	8.89	(8.18)	22

10.40	4.00	569	1.50	(0.69)	16.73	(15.92)	3
10.36	3.60	69	2.25	(1.42)	17.48	(16.65)	3
10.36	3.60	19	2.25	(1.35)	17.48	(16.58)	3
10.38	3.80	5,415	1.10	(0.13)	16.33	(15.36)	3
10.37	3.70	10	1.60	(0.62)	16.83	(15.85)	3

GOLDMAN SACHS GROWTH EQUITY FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2006

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2005 through February 28, 2006.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Strategic Growth Fund

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06		2/28/06*

Class A
Actual	$1,000	$1,063.50		$7.15	$1,000	$1,060.60		$7.37
Hypothetical (5% return before expenses)	1,000	1,017.87	+	6.99	1,000	1,017.64	+	7.22

Class B
Actual	1,000	1,059.00		10.95	1,000	1,057.50		11.18
Hypothetical (5% return before expenses)	1,000	1,014.16	+	10.71	1,000	1,013.92	+	10.95

Class C
Actual	1,000	1,059.70		10.96	1,000	1,057.40		11.19
Hypothetical (5% return before expenses)	1,000	1,014.15	+	10.72	1,000	1,013.92	+	10.95

Institutional
Actual	1,000	1,065.70		5.11	1,000	1,063.60		5.35
Hypothetical (5% return before expenses)	1,000	1,019.85	+	4.99	1,000	1,019.61	+	5.23

Service
Actual	1,000	1,062.90		7.66	1,000	1,062.70		7.33
Hypothetical (5% return before expenses)	1,000	1,017.37	+	7.49	1,000	1,017.69	+	7.17

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Concentrated Growth Fund				Growth Opportunities Fund				Small/Mid Cap Growth Fund

				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		2 months ended
Share Class	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06		2/28/06*

Class A
Actual	$1,000	$1,074.60		$7.62	$1,000	$1,065.90		$7.50	$1,000	$1,109.50		$7.84
Hypothetical (5% return before expenses)	1,000	1,017.45	+	7.41	1,000	1,017.53	+	7.33	1,000	1,017.37	+	7.49

Class B
Actual	1,000	1,070.60		11.48	1,000	1,061.90		11.32	1,000	1,105.00		11.74
Hypothetical (5% return before expenses)	1,000	1,013.70	+	11.17	1,000	1,013.82	+	11.05	1,000	1,013.64	+	11.23

Class C
Actual	1,000	1,070.80		11.46	1,000	1,061.90		11.32	1,000	1,105.00		11.94
Hypothetical (5% return before expenses)	1,000	1,013.73	+	11.14	1,000	1,013.81	+	11.06	1,000	1,013.45	+	11.42

Institutional
Actual	1,000	1,077.00		5.57	1,000	1,067.80		5.47	1,000	1,111.70		5.62
Hypothetical (5% return before expenses)	1,000	1,019.43	+	5.42	1,000	1,019.50	+	5.34	1,000	1,019.47	+	5.37

Service
Actual	1,000	1,074.70		7.71	1,000	1,065.00		8.03	1,000	1,108.80		8.20
Hypothetical (5% return before expenses)	1,000	1,017.36	+	7.49	1,000	1,017.02	+	7.84	1,000	1,017.06	+	7.85

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Capital Growth Fund	1.40%	2.15%	2.15%	1.00%	1.50%
Strategic Growth Fund	1.44	2.19	2.19	1.04	1.43
Concentrated Growth Fund	1.48	2.24	2.23	1.08	1.50
Growth Opportunities Fund	1.46	2.21	2.22	1.07	1.57
Small/ Mid Cap Fund	1.50	2.25	2.29	1.07	1.57

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $526.4 billion in assets under management as of December 31, 2005 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

International Equity Funds
▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  International Small Cap Fund[2] ▪  Japanese Equity Fund
▪  European Equity Fund
▪  International Equity Fund
▪ Structured International Equity Fund [2]	Domestic Equity Funds
▪  Small Cap Value Fund
▪  Structured Small Cap Equity Fund[2] ▪  Small/Mid Cap Growth Fund
▪  Growth Opportunities Fund
▪  Mid Cap Value Fund
▪  Concentrated Growth Fund
▪  Research Select FundSM
▪  Strategic Growth Fund
▪  Capital Growth Fund
▪  Large Cap Value Fund
▪  Growth and Income Fund
▪  Structured Large Cap Growth Fund[2] ▪  Structured Large Cap Value Fund[2] ▪  Structured U.S. Equity Fund[2] Asset Allocation Funds
▪  Balanced Fund
▪ Asset Allocation Portfolios	Specialty Funds
▪  Tollkeeper FundSM
▪  Structured Tax-Managed Equity Fund[2] ▪  U.S. Equity Dividend and Premium Fund
▪  Real Estate Securities Fund

Fixed Income Funds
▪  Emerging Markets Debt Fund
▪  High Yield Fund
▪  High Yield Municipal Fund
▪  Global Income Fund
▪  Investment Grade Credit Fund
▪  Core Fixed Income Fund
▪  Government Income Fund
▪  U.S. Mortgages Fund
▪  Municipal Income Fund
▪  California Intermediate AMT-Free
Municipal Fund
▪  New York Intermediate AMT-Free
Municipal Fund
▪  Short Duration Tax-Free Fund
▪  Short Duration Government Fund
▪  Ultra-Short Duration Government Fund
▪  Enhanced Income Fund

Money Market Funds[1]

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2] Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORESM International Equity, CORESM Small Cap Equity, CORESM Large Cap Growth, CORESM Large Cap Value and CORESM U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value and Structured U.S. Equity Funds. Effective January 6, 2006, the CORESM Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

  The Goldman Sachs Research Select FundSM, CORESM and Tollkeeper FundSM are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all. The Small/Mid Cap Growth Fund may also invest in foreign securities and emerging market securities. Foreign and emerging market securities may be more volatile than investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments.

The Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to their investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved.	06-466 / GROWTHSAR / 170.9K / 04-06

ITEM 2.	CODE OF ETHICS. Not applicable to the Semi–Annual Report for the period ended February 28, 2006

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to the Semi–Annual Report for the period ended February 28, 2006

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to the Semi–Annual Report for the period ended February 28, 2006

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 5, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 5, 2006